UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
CONTRAFECT CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than Registrant)
Payment of Filing Fee (check all boxes that apply):
☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

CONTRAFECT CORPORATION
28 WELLS AVENUE, THIRD FLOOR
YONKERS, NEW YORK 10701
Notice of Special Meeting of Stockholders to
be Held on Monday, October 23, 2023
Dear ContraFect Stockholders:
You are cordially invited to attend a Special Meeting of Stockholders (the “Special Meeting”) of ContraFect Corporation (the “Company,” “us,” “we” and “our”) on Monday, October 23, 2023 at 9:00 a.m., Eastern time. The Special Meeting will be a completely virtual meeting conducted via live webcast. You will be able to attend the Special Meeting online, vote your shares electronically and submit your questions during the Special Meeting by visiting www.virtualshareholdermeeting.com/CFRX2023SM. Be sure to have your 16-digit control number included on your proxy card or the instructions that accompanied your proxy materials in order to join the Special Meeting.
At the Special Meeting, stockholders will be asked to consider and act upon the following matters:
1.	To approve the ContraFect Corporation 2023 Omnibus Incentive Plan.
2.
To approve the issuance of an aggregate of 7,034,883 shares of the Company’s common stock issuable upon the exercise of warrants to purchase the Company’s common stock, in accordance with Nasdaq Listing Rule 5635(d).

3.	To approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve Proposal 1 or Proposal 2.
Stockholders of record at the close of business on September 12, 2023 will be entitled to notice of and to vote at the Special Meeting or any continuation, postponement or adjournment thereof. A complete list of such stockholders will be open to the examination of any stockholder at our principal executive offices at 28 Wells Avenue, Yonkers, New York 10701 for a period of ten days prior to the Special Meeting and will be available on the virtual meeting site for those stockholders who have joined the meeting using their 16-digit control number. The Special Meeting may be continued or adjourned from time to time without notice other than by announcement at the Special Meeting.
Whether or not you expect to attend the Special Meeting, we urge you to vote. You may submit your proxy by telephone or online, or by completing, signing, dating and returning the enclosed proxy card or voting instruction form. If you decide to attend the Special Meeting, you will be able to vote electronically, even if you have previously submitted your proxy.
By Order of the Board of Directors,

Natalie Bogdanos
General Counsel, Corporate Secretary & Data Protection Officer
September 25, 2023

INFORMATION ABOUT THIS PROXY STATEMENT	1
INFORMATION ABOUT THE SPECIAL MEETING AND VOTING	1
PROPOSAL 1 - APPROVAL OF THE CONTRAFECT CORPORATION 2023 OMNIBUS INCENTIVE PLAN.	6
PROPOSAL 2 - APPROVAL OF THE ISSUANCE OF AN AGGREGATE OF 7,034,883 SHARES OF THE COMPANY’S COMMON STOCK ISSUABLE UPON THE EXERCISE OF WARRANTS TO PURCHASE THE COMPANY’S COMMON STOCK, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(D).	16
PROPOSAL 3 - APPROVAL OF AN ADJOURNMENT OF THE SPECIAL MEETING	22
EXECUTIVE COMPENSATION	23
STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	32
OTHER MATTERS	34
Solicitation of Proxies	34
Householding	34
Stockholder Proposals for 2024 Annual Meeting	34
APPENDIX A - FORM OF CONTRAFECT CORPORATION 2023 OMNIBUS INCENTIVE PLAN	A-1
APPENDIX B - FORM OF CLASS C COMMON STOCK PURCHASE WARRANT	B-1
APPENDIX C - FORM OF CLASS D COMMON STOCK PURCHASE WARRANT	C-1

CONTRAFECT CORPORATION
28 WELLS AVENUE, THIRD FLOOR
YONKERS, NEW YORK 10701
PROXY STATEMENT
For the Special Meeting of Stockholders to be Held on Monday, October 23, 2023
This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of ContraFect Corporation (“ContraFect,” the “Company,” “we,” “us” or “our”) for use at the Special Meeting of Stockholders (“Special Meeting”) to be held on Monday, October 23, 2023, beginning at 9:00 a.m., Eastern time, and at any continuation, postponement or adjournment of the Special Meeting.
The Special Meeting will be a completely virtual meeting, conducted via live webcast. You will be able to attend the Special Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/CFRX2023SM and entering your 16-digit control number included on your proxy card. On or about September 25, 2023, we are releasing this proxy statement and accompanying proxy materials to our stockholders of record on the record date for the meeting.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE STOCKHOLDER MEETING TO BE HELD ON OCTOBER 23, 2023

THIS PROXY STATEMENT IS ALSO AVAILABLE ONLINE AT WWW.PROXYVOTE.COM.
INFORMATION ABOUT THIS PROXY STATEMENT
Why you received this proxy statement. You have received these proxy materials because the Company’s Board is soliciting your proxy to vote your shares at the Special Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and that is designed to assist you in voting your shares.
INFORMATION ABOUT THE SPECIAL MEETING AND VOTING
What is the purpose of the Special Meeting?
At our Special Meeting, stockholders will act upon the matters outlined in the accompanying notice of meeting, including:
1.	the approval of the ContraFect Corporation 2023 Omnibus Incentive Plan (“Proposal 1” or the “Stock Plan proposal”);
2.
the approval of the issuance of shares of the Company’s common stock issuable upon the exercise of warrants to purchase an aggregate of 7,034,883 shares of the Company’s common stock, in accordance with Nasdaq Listing Rule 5635(d) (“Proposal 2” or the “Stock Issuance proposal”); and

3.
the approval of the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve Proposal 1 or Proposal 2 (“Proposal 3” or the “Adjournment proposal”).

Who is entitled to vote?
You are entitled to vote at the Special Meeting, or any continuation, postponement or adjournment of the Special Meeting, only if you were a stockholder of record at the close of business on the record date, September 12, 2023, or if you hold a valid proxy for the Special Meeting. The number of stockholders of record as of the September 12, 2023 record date was 60. Holders of shares of our common stock are entitled to one vote per share.
Who can attend the meeting?
We have decided to hold the Special Meeting entirely online. You may attend the Special Meeting online only if you are a stockholder who is entitled to vote at the Special Meeting, or if you hold a valid proxy for the Special Meeting. You may attend and participate in the Special Meeting by visiting the following website: www.virtualshareholdermeeting.com/CFRX2023SM. To attend and participate in the Special Meeting, you will need the 16-digit control number included on your proxy card. If your shares are held in “street name,” as described below, you should contact your broker or other nominee to obtain your 16-digit control number or otherwise vote through the broker or other nominee. You will need to obtain your own Internet access if you choose to attend the Special Meeting online and/or vote over the Internet. If you lose your 16-digit control number, you may join the Special Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. The meeting webcast will begin promptly at 9:00 a.m. Eastern Time. We encourage you to access the meeting prior to the start time. Online check-in will begin 15 minutes before the meeting time, and you should allow ample time for check-in procedures.
What constitutes a quorum?
The presence electronically or by proxy of the holders of a majority of the voting power of our outstanding common stock entitled to vote constitutes a quorum for the transaction of business at the Special Meeting. Each holder of our common stock is entitled to one vote for each share held as of the record date. As of the September 12, 2023 record date, 5,477,803 shares of our common stock were outstanding and entitled to vote.
How do I vote?
Stockholders of Record. If you are a stockholder of record, you may vote by:
•
Mail by marking, signing and dating your proxy card and promptly returning it in the postage-paid envelope we have provided or returning it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, so that it is received no later than October 22, 2023;

•	The Internet by accessing the proxy materials on the secured website, www.proxyvote.com and following the voting instructions on that website; or
•	Telephone by calling toll-free 1-800-690-6903 and following the recorded instructions.
The persons named as your proxy holders on the proxy card will vote the shares represented by your proxy in accordance with the specifications you make. Please carefully consider the information contained in this Proxy Statement. Whether or not you expect to attend the Special Meeting electronically, we urge you to vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the Special Meeting. If you submit your proxy, you may still decide to attend the Special Meeting and vote your shares electronically. To attend and participate in the Special Meeting, stockholders of record will need the 16-digit control number included on your proxy card.
Beneficial Owners. If your shares are held in a brokerage account, by a bank, by a trustee, or by another nominee (also referred to as held in “street name”), please follow the voting instructions provided by your broker or other nominee. Most brokers or other nominees permit their customers to vote by telephone or by Internet, in addition to voting by signing, dating and returning the voting instruction form provided by the broker or other nominee.
If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. You will need to obtain your own Internet access if you choose to attend the Special Meeting online and/or vote over the Internet.
What is the difference between Stockholder of Record and Beneficial Owner?
Stockholders of Record. If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, you are considered the stockholder of record with respect to those shares, and the notice of the Special Meeting (the “Notice”) and Proxy Statement were sent directly to you on behalf of the Company.
Beneficial Owners. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the Notice and Proxy Statement were forwarded to you on behalf of that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct that organization on how to vote the shares held in your account.

Can I change or revoke my proxy after I have delivered my proxy?
Stockholders of Record. Prior to the Special Meeting, you may change your vote by submitting a later dated proxy in one of the manners authorized and described in this Proxy Statement. You may also give a written notice of revocation to our Corporate Secretary, as long as it is delivered to our Corporate Secretary at our headquarters, at 28 Wells Avenue, Third Floor, Yonkers, New York 10701, on or before October 22, 2023. You also may revoke any proxy given pursuant to this solicitation by attending the Special Meeting and voting electronically. However, the mere attendance of a stockholder at the Special Meeting will not revoke a proxy previously given unless you follow one of the revocation procedures referenced above.
Beneficial Owners. If you hold your shares through a broker, bank, trustee or other nominee, please follow the instructions provided by your broker or other nominee as to how you may change your vote or cast your vote electronically at the Special Meeting.
Will my shares be voted if I don’t return my proxy?
If your shares are registered directly in your name, your shares will not be voted if you do not return your proxy or vote by virtual ballot at the Special Meeting. If your shares are held in “street name” by a bank, broker or other nominee, that person, as the record holder of your shares, is required to vote your shares according to your instructions. Your bank, broker or other nominee will send you directions on how to vote those shares. Under applicable stock exchange rules, brokers or other nominees have discretionary voting power with respect to proposals that are considered “routine,” but not with respect to “non-routine” proposals. Proposals 1, 2 and 3 are considered “non-routine.” Therefore, if you do not provide voting instructions to your broker, your broker may not vote your shares with respect to Proposals 1, 2 and 3. We encourage you to provide voting instructions. This ensures your shares will be voted at the meeting in the manner you desire.
What if I do not specify how my shares are to be voted?
Stockholders of Record. If you are a stockholder of record and you submit a proxy, but you do not provide voting instructions, your shares will be voted:
•	FOR the approval of the ContraFect Corporation 2023 Omnibus Incentive Plan;
•
FOR the approval of the issuance of an aggregate of 7,034,883 shares of the Company’s common stock issuable upon the exercise of warrants to purchase the Company’s common stock, in accordance with Nasdaq Listing Rule 5635(d); and

•
FOR the approval of the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve Proposal 1 or Proposal 2.

Beneficial Owners. If you are a beneficial owner and you do not provide the broker, bank, trustee or other nominee that holds your shares with voting instructions, the broker or other nominee will determine if it has the discretionary authority to vote on the particular matter. Under applicable rules, brokers or other nominees have discretionary voting power with respect to proposals that are considered “routine,” but not with respect to “non-routine” proposals. If a broker lacks discretionary voting power and you fail to provide voting instructions for your shares, a broker non-vote occurs. Proposals 1, 2 and 3 are considered “non-routine.” Therefore, if you do not provide voting instructions to your broker, your broker may not vote your shares with respect to Proposals 1, 2 and 3.
Accordingly, we urge you to direct your bank, broker or other nominee how to vote by returning your voting materials as instructed or by obtaining a proxy from your broker or other nominee in order to vote your shares electronically at the Special Meeting.
What is the vote required to approve each matter?
Proposal 1: Approval of the Stock Plan proposal. The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively is required for approval of Proposal 1. Broker non-votes, if any, and abstentions will have no effect on the outcome of Proposal 1. The Board of Directors recommends that you vote “FOR” Proposal 1.

Proposal 2: Approval of the Stock Issuance proposal. The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively is required for approval of Proposal 2. Broker non-votes, if any, and abstentions will have no effect on the outcome of Proposal 2. The Board of Directors recommends that you vote “FOR” Proposal 2.
Proposal 3: Approval of the Adjournment proposal. The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively is required for approval of Proposal 3. Broker non-votes, if any, and abstentions will have no effect on the outcome of Proposal 3. The Board of Directors recommends that you vote “FOR” Proposal 3.
How are votes counted?
Votes will be counted by the inspector of election appointed for the Special Meeting by the Board. The inspector of election will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes, if any. The Board has appointed a representative of Broadridge to serve as the inspector of election at the Special Meeting.
Are there other matters to be voted on at the Special Meeting?
No. The only matters to be voted on at the Special Meeting are Proposals 1, 2 and 3. Under Section 2.3 of our Amended and Restated Bylaws, only the matters indicated in the notice of meeting accompanying this proxy statement may be transacted at the Special Meeting.
Why hold a virtual meeting?
We believe that hosting a virtual meeting is in the best interest of the Company and its stockholders. A virtual meeting enables increased stockholder attendance and participation because stockholders can participate from any location around the world. You will be able to attend the Special Meeting online by visiting www.virtualshareholdermeeting.com/CFRX2023SM. You also will be able to vote your shares electronically at the Special Meeting by following the instructions above.
What if during the check-in time or during the Special Meeting I have technical difficulties or trouble accessing the virtual meeting website?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website, and the information for assistance will be located on www.virtualshareholdermeeting.com/CFRX2023SM.
Will there be a question and answer session during the Special Meeting?
As part of the Special Meeting, we will hold a live Q&A session, during which we intend to answer appropriate questions submitted by stockholders during the meeting that are pertinent to the meeting matters, for 15 minutes after the completion of the Special Meeting. Only stockholders that have accessed the Special Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend the meeting?” will be permitted to submit questions during the Special Meeting. Each stockholder is limited to no more than two questions. Questions should be succinct and must relate to the meeting matters. We will not address questions that are, among other things:
•	irrelevant to the business of the Special Meeting;
•	related to material non-public information of the Company, including the status or results of our business or clinical trials since our last Quarterly Report on Form 10-Q;
•	related to any pending, threatened or ongoing litigation;
•	related to personal grievances;
•	derogatory references to individuals or that are otherwise in bad taste;
•	substantially repetitious of questions already made by another stockholder;
•	in excess of the two-question limit;

•	in furtherance of the stockholder’s personal or business interests; or
•	out of order or not otherwise suitable for the conduct of the Special Meeting as determined by the Chair or Corporate Secretary in their reasonable judgment.
Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Special Meeting webpage for stockholders that have accessed the Special Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend the meeting?”.
Our Board encourages stockholders to attend the Special Meeting. Whether or not you plan to attend, you are urged to submit your proxy. Prompt response will greatly facilitate arrangements for the meeting and your cooperation will be appreciated. Stockholders who attend the Special Meeting by logging in with their 16-digit control number may vote their stock electronically at the meeting even though they may have sent in their proxies.

PROPOSAL 1

APPROVAL OF THE CONTRAFECT CORPORATION 2023 OMNIBUS INCENTIVE PLAN
Overview
In this Proposal 1, we are requesting that stockholders approve the ContraFect Corporation 2023 Omnibus Incentive Plan (the “2023 Plan”). The Board approved the 2023 Plan on September 12, 2023, subject to stockholder approval of the 2023 Plan at the Special Meeting. The 2023 Plan is an amendment and restatement of the ContraFect Corporation 2014 Omnibus Incentive Plan (the “2014 Plan”).
If approved by our stockholders, the 2023 Plan would, among other things:
1)
Authorize the issuance of 1,580,681 shares of our common stock for awards under the 2023 Plan, which includes 80,681 shares previously authorized for issuance under the 2014 Plan plus an increase of 1,500,000 shares;

2)
Remove liberal share recycling provisions and the annual “evergreen” feature that permits an automatic annual increase in the number of shares available for issuance under the 2014 Plan without further stockholder approval;

3)	Explicitly prohibit the repricing of awards without stockholder approval; and
4)
Remove certain provisions which were otherwise required for awards to qualify as performance-based compensation under an exception to Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), prior to its repeal.

If the 2023 Plan is not approved by the stockholders, the 2023 Plan will not become effective and the 2014 Plan will continue as in effect immediately prior to the date the 2023 Plan was approved by the Board. However, we may need to consider alternative compensation structures to achieve the objectives for which the 2023 Plan was designed as there has been and we expect there will continue to be an insufficient number of shares available to make equity-based compensation awards under the 2014 Plan at what we consider to be a market competitive level, which could negatively impact our ability to deliver competitive levels of compensation and effectively retain our employees and align employee and stockholder interests.
We believe that the effective use of incentive compensation has been integral to our success in the past and is vital to our ability to achieve strong performance in the future. We also believe that grants of equity awards will help create long-term participation in the Company and, thereby, assist us in attracting, retaining, motivating and rewarding employees, directors and consultants. The use of long-term equity grants allows the administrator of the 2023 Plan to align the incentives of our employees, directors and consultants with the interests of our stockholders, linking compensation to our performance. The use of equity awards as compensation also allows us to conserve cash resources for other important purposes.
Accordingly, the Board believes that approval of the 2023 Plan is in the best interests of the Company and the Board recommends that stockholders vote for approval of the 2023 Plan.
Material Amendments Included in the 2023 Plan
Increase in Share Reserve
The 2023 Plan will authorize the issuance of 1,580,681 shares of our common stock for awards under the 2023 Plan, which includes 80,681 shares previously authorized for issuance under the 2014 Plan, plus an increase of 1,500,000 shares. The increase to the share reserve also includes a corresponding increase in the number of shares that may be issued upon exercise of incentive stock options, within the meaning of Section 422 of the Code.
Remove Liberal Share Recycling Provisions
Shares tendered by a participant or withheld by the Company to satisfy the exercise price of an option or stock appreciation right or to satisfy tax withholding obligations, shares subject to a stock appreciation right that are not issued in connection with the stock settlement of the stock appreciation right on exercise thereof and shares repurchased by the Company using proceeds from the exercise of an option will not be “added back” to the shares available for issuance under the 2023 Plan.

Removal of Evergreen Provision
The 2023 Plan does not include the annual “evergreen” feature pursuant to which the shares available for issuance under the 2014 Plan were automatically replenished annually. Instead, the 2023 Plan authorizes a fixed number of shares so that stockholder approval is required for any increase to the number of shares that may be issued under the 2023 Plan.
No Repricing of Awards without Stockholder Approval.
Other than in connection with certain corporate transactions, we may not reduce the exercise price of an option or stock appreciation right or cancel an option or stock appreciation right in exchange for cash, another award under the 2023 Plan or an option or stock appreciation rights with an exercise price that is less than the exercise price of the original option or stock appreciation rights, unless such action is approved by the stockholders.
Removal of Provisions Relating to Section 162(m) of the Internal Revenue Code
Prior to the enactment of the Tax Cuts and Jobs Act (the “TCJ Act”), an exception to Code Section 162(m) allowed performance-based compensation that met certain requirements to be tax deductible without regard to the deduction limits imposed by Code Section 162(m). To satisfy one such requirement, the 2014 Plan provided that (i) the maximum number of shares with respect to options, stock appreciation rights and certain other stock awards granted to any individual in any calendar year could not exceed 714,285, (ii) the maximum number of shares with respect to performance stock awards granted to any individual in any calendar year could not exceed 714,285 and (iii) the maximum amount of cash that may be paid with respect to performance cash awards to any individual in any calendar year could not exceed $5,000,000 (the “Award Limit”). The performance-based compensation exception was repealed as part of the TCJ Act. As such, the Award Limit and certain other provisions that were otherwise required for awards to qualify as performance-based compensation under this exception were removed from the 2023 Plan.
Other Amendments Included in the 2023 Plan
Dividend Payments
The 2023 Plan clarifies our existing practice that no dividend or dividend equivalent will be paid to a holder of an outstanding award under the 2023 Plan unless and until the award to which such dividend or dividend equivalent relates vests.
Delegation of Authority
The Board or Compensation Committee may delegate any or all if its powers under the 2023 Plan to a committee of the Board, Company officers or non-officer employees of the Company, to the extent permitted by applicable law and subject to such restrictions set by the Board or the Compensation Committee at the time of such delegation.
Increase Shares Available for Issuance under and Extend Term for Incentive Stock Option Grants
A total of 1,580,681 shares of our common stock may be issued pursuant to the exercise of incentive stock options under the 2023 Plan, which includes 80,681 shares previously authorized plus an increase of 1,500,000 shares. No incentive stock options may be granted under the 2023 Plan after the tenth anniversary of the date the Board approved the 2023 Plan.
2023 Plan Contains Equity Compensation Best Practices
In addition to the amendments described above, the 2023 Plan contains a number of provisions that we believe reflect a broad range of compensation and governance best practices. These include:
•
Continued broad-based eligibility for equity awards. We grant equity awards to a large number of our employees and all of our non-employee directors. By doing so, we link employee and director interests with stockholder interests throughout the organization and motivate these individuals to act as owners of the business.

•
Stockholder approval is required for additional shares. The 2023 Plan authorizes a fixed number of shares so that stockholder approval is required to increase the number of shares which may be issued under the 2023 Plan.

•	No single-trigger vesting of awards. The 2023 Plan does not have a single-trigger accelerated vesting provision for a change in control.
•	No automatic grants. The 2023 Plan does not provide for automatic grants to any individual.
•	No tax gross-ups. The 2023 Plan does not provide for any tax gross-ups.
Determination of Additional Shares under the 2023 Plan
The total number of shares reserved for issuance under the 2014 Plan equals the sum of (i) 1,580,681 shares, (ii) 80,681 shares, which represents the shares remaining available for issuance under our Amended and Restated 2008 Equity Incentive Plan (the “2008 Plan”), as of the effective date of the 2014 Plan, (iii) any shares that as of the effective date of the 2014 Plan were subject to awards granted under the 2008 Plan that expire, terminate, are forfeited, or are otherwise reacquired or withheld to satisfy a tax withholding obligation, and (iv) an annual increase on the first day of each calendar year beginning January 1, 2015 and ending on and including January 1, 2024, equal to the lesser of (A) 4% of the aggregate number of shares outstanding on the final day of the immediately preceding calendar year and (B) such smaller number of shares as is determined by the Board.
Set forth below is the number of shares available for issuance pursuant to outstanding and future equity awards under the 2014 Plan as of September 12, 2023. The closing price of our common stock on the Nasdaq Capital Market on that date was $0.6614.
Shares subject to outstanding options(1)	79,582
Shares available for issuance pursuant to future awards	1,099
(1)	As of September 12, 2023, options outstanding under the 2014 Plan had a weighted average per share exercise price of $359.68 and a weighted average remaining term of 7.9 years.
If this Proposal 1 is approved, the 2023 Plan will authorize the issuance of 1,580,681 shares of our common stock for awards under the 2023 Plan, which includes 80,681 shares previously authorized for issuance under the 2014 Plan, plus an increase of 1,500,000 shares.
In its determination to adopt the 2023 Plan, the Compensation Committee reviewed an analysis prepared by Aon, the Compensation Committee’s independent compensation consultant. Specifically the Compensation Committee considered that:
•
For fiscal year 2023, we did not have sufficient shares available under the 2014 Plan to grant awards to our employees and non-executive directors consistent with our historical, as well as industry practices.

•
Based on historical usage, if we do not increase the shares available for issuance under the 2014 Plan, we would expect to exhaust the available shares under the 2014 Plan by February 29, 2024, at which time we would lose an important compensation tool.

•
Taking into account our recent annual equity burn rates (calculated by dividing the number of shares subject to equity awards granted during the year, by the number of shares outstanding at the end of the preceding year) under the 2014 Plan of 4.7%, 4.4% and 5.3%, respectively, in each of the past three fiscal years (resulting in a three year average burn rate of 4.8%), we expect the share reserve under the 2023 Plan to provide us with enough shares for awards for approximately two years. This assumes that we continue to grant awards consistent with our current practices and historical usage, as reflected in our historical burn rate, and is further dependent on the price of our shares and hiring activity during the next few years, and noting that future circumstances may require us to change our current equity grant practices. We cannot predict our future equity grant practices, the future price of our shares or future hiring activity with any degree of certainty at this time, and the share reserve under the 2023 Plan could last for a shorter or longer time.

•	If approved, the issuance of the additional 1,500,000 shares to be reserved under the 2023 Plan represents 14.0% of the number of shares of our common stock outstanding as of September 12, 2023.

The Compensation Committee also considered our broader equity grant objectives and practices and believes that the 2023 Plan is necessary to permit the Company to continue using equity incentive awards to achieve the Company’s general performance, retention and incentive goals. Equity awards are intended to motivate high levels of performance and align the interests of our directors, employees and consultants with those of our stockholders by giving directors, employees and consultants the perspective of an owner with an equity stake in the Company and providing a means of recognizing their contributions to the success of the Company. Specifically, the Compensation Committee considered, among other things, that the market for high caliber, experienced talent in our industry and in our geographic location is extremely competitive. Our ability to grant equity awards is critical to our ability to be competitive and to attract, retain and motivate the talent we need to best position our Company for success.
In consideration of these factors, and our belief that the ability to continue granting equity compensation is vital to our attracting and retaining employees and facilitating long-term stockholder value creation, including by retaining and incentivizing our executives and other employees, we believe that the 2023 Plan and the size of the share reserve under the 2023 Plan are reasonable, appropriate and in the best interests of the Company at this time.
Description of the 2023 Plan
The following sets forth a description of the material terms of the 2023 Plan. The following summary and the summary of certain key features in the 2023 Plan described above are qualified in their entirety by reference to the full text of the 2023 Plan, which is attached to this proxy statement as Appendix A.
Administration. The 2023 Plan will be administered by the Board or a committee or subcommittee of the Board to the extent the Board’s powers or authority under the 2023 Plan have been delegated to such committee or subcommittee (collectively, the “Administrator”). The Administrator has the authority to determine the individuals eligible to receive awards; set the terms and conditions of awards; interpret the 2023 Plan and any awards; establish, amend and revoke administrative rules and regulations; correct any defect, omission or inconsistency in the 2023 Plan or any award agreement; settle all controversies regarding the 2023 Plan and any outstanding awards; accelerate the vesting or exercise of an award; approve forms of award agreements; and generally exercise such powers and perform such acts as it deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the 2023 Plan or awards granted thereunder. To the extent permitted by law, the Administrator may delegate any or all of its powers under the 2023 Plan to one or more officers or non-officer employees of the Company, subject to the limitations and restrictions set by the Administrator.
Share Reserve and Share Counting Provisions. The maximum aggregate number of shares of common stock that may be subject to awards granted under the 2023 Plan is equal to 1,580,681 shares, which includes 80,681 shares previously authorized for issuance under the 2014 Plan.
To the extent that an award granted under the 2023 Plan expires, terminates or is settled for cash, such expiration, termination or settlement will not reduce the number of shares of common stock available for issuance under the 2023 Plan. If any shares of common stock issued pursuant to an award under the 2023 Plan are forfeited or repurchased by the Company, such shares will again become available for issuance under the 2023 Plan. However, the 2023 Plan does not allow the share pool to be replenished with shares that:
•	are used to satisfy the exercise price of an option;
•	are used to satisfy withholding obligations for any stock-settled award;
•	are subject to a stock appreciation right but are not issued in connection with the stock settlement of the stock appreciation right; or
•	the Company purchases on the open market with cash proceeds from the exercise of options.
Eligibility. Employees, consultants and non-employee directors of the Company or any of its affiliates are eligible to participate in the 2023 Plan. As of September 12, 2023 approximately 24 employees, 18 consultants and 7 non-employee directors were eligible to receive awards under the 2023 Plan; however, this number is subject to change as the number of individuals in our business is adjusted to meet our operational requirements. We generally do not grant equity awards to consultants.

Types of Awards. The 2023 Plan authorizes the grant of the following types of incentive awards to eligible individuals: stock options, stock appreciation rights, restricted stock, restricted stock units, performance stock awards, performance cash awards and other stock awards. Awards to eligible individuals shall be subject to the terms of an individual award agreement between the Company and the individual, which must be signed indicating its acceptance by the participant.
Stock Options. Stock options, including incentive stock options (as defined under Section 422 of the Code) and non-qualified stock options may be granted pursuant to the 2023 Plan. The exercise price of stock options granted under the 2023 Plan will generally not be less than 100% of the fair market value of the common stock on the date of grant, except that the exercise price of incentive stock options granted to any individual who owns, as of the date of grant, stock possessing more than ten percent (10%) of the total combined voting power of all classes of Company stock (a “Ten Percent Stockholder”), will not be less than 110% of the fair market value of the common stock on the date of grant. Stock options may not be exercised after the tenth anniversary of the date of grant (or such shorter period specified in the award agreement); provided, that incentive stock options granted to a Ten Percent Stockholder may not be exercised after the fifth anniversary of the date of grant.
A total of 1,580,681 shares of our common stock may be issued pursuant to the exercise of incentive stock options under the 2023 Plan, which includes 80,681 shares previously authorized plus an increase of 1,500,000 shares. In no event may incentive stock options be granted pursuant to the 2023 Plan on or after the tenth anniversary of the date the 2023 Plan was approved by the Board, which occurred on September 12, 2023.
Subject to the terms of the 2023 Plan and applicable law, and except as otherwise provided in an award agreement or other agreement between the participant and the Company, in the event a participant’s service relationship with the Company terminates, any options held by such participant will expire on the earliest of: (i) expiration of the original option term; (ii) 90 days following participant’s termination of service if such termination is for any reason other than “Cause” (as defined in the 2023 Plan) or participant’s death or disability; (iii) 12 months following participant’s termination of service due to disability; (iv) 18 months following participant’s death; and (v) immediately upon the event giving rise to Cause if participant’s termination of service is for Cause; provided, that the term of any outstanding option may be modified or extended in accordance with the terms of the 2023 Plan or an award agreement if exercise of the option or the sale of shares received upon exercise of the option would violate securities requirements or the Company’s insider trading policy.
Stock Appreciation Rights. The Administrator is authorized to grant stock appreciation rights (“SARs”) pursuant to the 2023 Plan. A SAR is the right to receive payment of an amount equal to (i) the excess, if any, of (A) the fair market value of a share of common stock on the date of exercise of the SAR over (B) the exercise price per share of the SAR, multiplied by (ii) the aggregate number of shares of common stock subject to the SAR with respect to which the SAR is then being exercised. The exercise price of a SAR will typically not be less than 100% of the fair market value of the common stock on the date of grant. The Administrator will establish in an award agreement the time or times at which a SAR may be exercised; provided, that the term of a SAR will not exceed ten years.
Restricted Stock. Restricted stock awards, or the right to purchase restricted stock awards, may be granted pursuant to the 2023 Plan. A restricted stock award is the grant of shares of common stock, subject to certain vesting conditions and other restrictions (including restrictions on transfer and/or the Company’s right to repurchase all or part of such shares if certain conditions specified by the Administrator in an award agreement are not satisfied before the end of the applicable restriction period). Any dividends paid on restricted stock will be subject to the same vesting and forfeiture restrictions as apply to the restricted shares to which such dividends relate.
Restricted Stock Units. Restricted stock units may be granted pursuant to the 2023 Plan. Restricted stock units represent an unfunded, unsecured right to receive, on the applicable settlement date, shares of common stock, a cash equivalent, any combination of shares or cash, or any other form of consideration as determined by the Administrator and contained in the applicable award agreement. Restricted stock units may be subject to vesting conditions established by the Administrator. Unlike restricted stock, stock underlying restricted stock units will not be issued until the restricted stock units have vested (or until such other later time as the Administrator may determine). Dividend equivalents may be granted in respect of shares of common stock covered by an award of restricted stock units and, at the discretion of the Administrator, may be converted into additional shares of common stock subject to the terms and conditions of the underlying restricted stock unit award. No dividend equivalent will be paid to a holder of restricted stock units unless and until the corresponding restricted stock unit to which such dividend equivalent relates has vested.
Performance Awards. Performance stock awards and performance cash awards may be granted pursuant to the 2023 Plan. Performance stock awards and performance cash awards are payable contingent upon the attainment of certain performance goals during a performance period and may require the participant’s completion of a specified period of service. The terms and conditions applicable to any performance stock award or performance cash award and the measure of whether and to what degree the applicable performance goals have been attained will be conclusively determined by a committee of the Board or the Administrator in its sole discretion. To the extent permitted by applicable law and the award agreement, performance stock awards may be settled in cash in the discretion of the Administrator. Performance cash awards may be settled in cash or other property in the discretion of the Administrator or the Administrator may permit a participant to have the option for the award, or portion thereof, to be settled in whole or in part in cash or other property.
Other Stock Awards. The Administrator is authorized to make other stock awards under the 2023 Plan. Other stock awards are awards valued wholly or partially by referring to, or otherwise based on, shares of common stock. Other stock awards may be granted to participants alone or in addition to other awards under the 2023 Plan. The Administrator will determine the terms and conditions of other stock awards, including the award recipients, the time or times at which such awards will be granted and the number of shares of common stock (or cash equivalent) granted pursuant to such awards.
No Repricings without Stockholder Approval. The Board cannot, without the approval of our stockholders, reduce the exercise price of outstanding options or SARs, or cancel outstanding options or SARs, in exchange for cash, other awards under the 2023 Plan or options or SARs with an exercise price per share that is less than the exercise price per share of the original options or SARs.
Certain Transactions. In the event of any sale or other disposition of all or substantially all of the assets of the Company or of at least 50% of the outstanding securities of the Company, the consummation of a merger, consolidation or similar transaction following which the Company is not the surviving corporation or following which the Company is the surviving corporation but the shares of common stock outstanding immediately preceding such transaction are converted or exchanged by virtue of such transaction into other property (whether securities, cash or otherwise), the Administrator may, unless otherwise provided in an award agreement or other agreement between a participant and the Company or expressly provided by the Administrator at the time of grant, take any one or more of the following actions with respect to any outstanding award:
•	arrange for the surviving or acquiring corporation to assume, continue or substitute the award in connection with the transaction;
•
arrange for the assignment of any reacquisition or repurchase rights held by the Company with respect to common stock subject to the award to the surviving or acquiring corporation (or the parent of such entity);

•
accelerate the vesting, in whole or in part, of the award (and, if applicable, the exercise period) to a date prior to the effective time of such transaction as the Administrator will determine (or, if the Administrator will not determine such a date, to the date that is five (5) days prior to the effective date of the transaction), with such award terminating at or prior to the effective time of the transaction;

•	arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by the Company with respect to the award;
•	cancel any unvested or unexercised portion of the award in exchange for such cash consideration, if any, as the Administrator may determine; or

•
make a payment, in such form as determined by the Administrator, equal to the excess, if any, of (i) the value of the property the participant would have received upon exercise of the award immediately prior to the effective time of the transaction, over (ii) any applicable exercise price.

In connection with a change in control, an award may be subject to additional acceleration of vesting and exercisability as may be provided in an award agreement or in any other written agreement between the Company and a participant, but in the absence of such provision, no such acceleration will occur.
Amendment and Termination. The Administrator may amend, suspend or terminate the 2023 Plan at any time. Except as otherwise provided in the 2023 Plan or in an award agreement, no amendment, suspension or termination will materially impair the rights of a participant with respect to an outstanding award without the participant’s written consent. If required by applicable law or exchange listing requirements, and except as otherwise provided in the 2023 Plan, the Board will obtain stockholder approval of any 2023 Plan amendment that materially (i) increases the number of shares of common stock available for issuance under the 2023 Plan, (ii) expands the class of individuals eligible to receive awards under the 2023 Plan, (iii) increases the benefits accruing to participants under the 2023 Plan, (iv) reduces the price at which shares of common stock may be issued or purchased under the 2023 Plan, (v) extends the term of the 2023 Plan, or (vi) expands the types of awards available for issuance under the 2023 Plan. No awards may be granted under the 2023 Plan while it is suspended or after it is terminated.
Forfeiture and Claw-backs. All awards under the 2023 Plan (including any proceeds, gains or other economic benefit actually or constructively received by a participant upon any receipt or exercise of any award or upon the receipt or resale of any shares underlying the award) shall be subject to any claw-back policy implemented by the Company, including any claw-back policy adopted to comply with the requirements of applicable law (including Rule 10D-1 of the Exchange Act and any rules or regulations promulgated thereunder).
Interests of Certain Persons in the 2023 Plan
In considering the recommendation of the Board with respect to the approval of the 2023 Plan, stockholders should be aware that, as discussed above, non-employee directors and executive officers are eligible to receive awards under the 2023 Plan. The Board recognizes that approval of this Proposal 1 may benefit our non-employee directors and executive officers and their successors.
Federal Income Tax Consequences
The following is a general summary as of this date of the federal income tax consequences to us and to U.S. participants for awards granted under the 2023 Plan. The federal tax laws may change and the tax consequences for any participant will depend upon his or her individual circumstances. Tax consequences for any particular individual may be different. This summary does not purport to be complete, and does not discuss state, local or non-U.S. tax consequences.
Non-Qualified Options. The grant of a non-qualified option under the 2023 Plan is not expected to result in any federal income tax consequences to the participant or to the Company. Generally, upon exercise of a non-qualified option, the participant will realize ordinary income, and the Company will be entitled to a tax deduction, in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise.
Incentive Stock Options. The grant or exercise of an ISO under the 2023 Plan is not expected to result in any federal income tax consequences to the participant or to the Company. However, the amount by which the fair market value of the shares at the time of exercise exceeds the option price will be an “item of adjustment” for participants for purposes of the alternative minimum tax, unless the shares are sold or otherwise disposed of in the same year the ISO is exercised. Gain realized by participants on the sale of shares underlying an ISO is taxable at capital gains rates, and no tax deduction is available to the Company, unless the participant disposes of the shares within (i) two years after the date of grant of the option or (ii) within one year of the date the shares were transferred to the participant. If the shares are sold or otherwise disposed of before the end of the one-year and two-year periods specified above, the difference between the option exercise price and the fair market value of the shares on the date of the option’s exercise (or the date of sale, if less) will be taxed at ordinary income rates, and the Company will be entitled to a deduction to the extent that the participant recognizes ordinary income.

Stock Appreciation Rights. The grant of a SAR under the 2023 Plan is not expected to result in any federal income tax consequences to either the participant or the Company. Generally, upon exercise of the SAR, the fair market value of the shares received, determined on the date of exercise of the SAR, or the amount of cash received in lieu of shares, will be treated as compensation taxable as ordinary income to the participant in the year of such exercise. The Company will be entitled to a deduction for compensation paid in the same amount which the participant realized as ordinary income.
Restricted Stock. A participant generally will not have taxable income on the grant of restricted stock under the 2023 Plan, nor will the Company then be entitled to a deduction, unless the participant makes a valid election under Section 83(b) of the Code. However, when restrictions on shares of restricted stock lapse, such that the shares are no longer subject to a substantial risk of forfeiture, the participant generally will recognize ordinary income, and the Company will be entitled to a corresponding deduction, for an amount equal to the difference between the fair market value of the shares on the date such restrictions lapse over the purchase price for the restricted stock.
Restricted Stock Units. A participant generally will not realize taxable income at the time of the grant of RSUs under the 2023 Plan, and the Company will not be entitled to a deduction at that time. When RSUs are settled, whether in cash or shares, the participant will have ordinary income, and the Company will be entitled to a corresponding deduction.
Performance Stock Awards and Performance Cash Awards. A participant generally will not realize taxable income at the time of grant of a performance stock award or a performance cash award, and the Company will not be entitled to a deduction at that time. Generally, when a performance stock award or performance cash award is paid, whether in cash, property or common stock, the participant will have ordinary income based on the fair market value of the award on that date, and the Company will be entitled to a corresponding deduction.
Stock Awards. If a participant receives a stock award under the 2023 Plan in lieu of a cash payment that would otherwise have been made, the participant generally will be taxed as if the cash payment has been received, and the Company will have a deduction in the same amount.
Dividend Equivalents. A participant generally will not realize taxable income at the time of the grant of dividend equivalents under the 2023 Plan, and the Company will not be entitled to a deduction at that time. When a dividend equivalent is paid, the participant will recognize ordinary income, and the Company will be entitled to a corresponding deduction.
Application of Section 409A of the Code. Section 409A of the Code imposes an additional 20% tax and interest on an individual receiving non-qualified deferred compensation under a plan that fails to satisfy certain requirements. For purposes of Section 409A, “non-qualified deferred compensation” includes equity-based incentive programs, including some options, SARs and restricted stock unit programs. Generally speaking, Section 409A does not apply to ISOs, non-discounted non-qualified options and SARs if no deferral is provided beyond exercise, or restricted stock.
The awards made pursuant to the 2023 Plan are expected to be designed in a manner intended to comply with the requirements of Section 409A to the extent the awards granted under the 2023 Plan are not exempt from Section 409A. However, if the 2023 Plan fails to comply with Section 409A in operation, a participant could be subject to the additional taxes and interest.
Limitations on the Company's Compensation Deduction. Section 162(m) of the Code limits the deduction certain employers may take for otherwise deductible compensation payable to certain current and former executive officers of the Company to the extent the compensation paid to such an officer for the year exceeds $1 million.
Plan Benefits
Other than with respect to awards that will be made automatically under our non-employee director compensation program as described in the footnote to the New Plan Benefits Table below, the benefits or amounts that may be received or allocated to participants under the 2023 Plan are subject to the discretion of the Board or the Compensation Committee and are not currently determinable. The following table sets forth, with respect to the individuals and groups identified therein, the awards that will be made automatically, irrespective of whether the 2023 Plan is approved by the stockholders.

New Plan Benefits
ContraFect Corporation 2023 Omnibus Incentive Plan
Name and Position	Dollar Value ($)	Number of Shares (#)
Named Executive Officers:
Roger J. Pomerantz, M.D., F.A.C.P. Chief Executive Officer and President	—	—
Michael Messinger, C.P.A. Chief Financial Officer	—	—
Natalie Bogdanos General Counsel and Corporate Secretary	—	—
Cara M. Cassino, M.D. Former Chief Medical Officer and Executive Vice President of Research and Development	—	—
All current executive officers as a group (3 persons)	—	—
All current non-executive directors as a group (7 persons)	—	7,350(1)
All employees except current executive officers as a group (21 persons)	—	—
(1)
The number of shares represents annual option awards for our non-employee directors to be granted under our non-employee director compensation program. Each current non-employee director will be eligible to receive an option to purchase 525 shares of our common stock on January 1, 2024, for the year of service commencing on June 14, 2023, and also on the date of our annual meeting of stockholders in 2024. For additional information regarding the annual option awards for our non-employee directors, see the section of this Proxy Statement entitled “2022 Director Compensation”.

Additional Prior Award Information
The following table sets forth, with respect to the individuals and groups identified therein, the number of shares subject to stock options that have been granted to such individuals and groups under the 2014 Plan through September 12, 2023:
Name and Position	Shares Subject to Stock Options (Vested and Unvested) (#)(1)
Named Executive Officers:
Roger J. Pomerantz, M.D., F.A.C.P., Chief Executive Officer and President	17,330
Michael Messinger, C.P.A., Chief Financial Officer	30,384
Natalie Bogdanos, General Counsel and Corporate Secretary	3,681
Cara M. Cassino, M.D., Former Chief Medical Officer and Executive Vice President of Research and Development	5,799
All current executive officers as a group (3 persons)	51,395
All current non-executive directors as a group (7 persons)	8,851
Director nominees	0
Each associate of any such directors, executive officers or nominees	0
Each other person who received or is to receive 5% of such options, warrants or rights	0
All current employees except current executive officers as a group (21 persons)	9,452
(1)
Share numbers shown do not take into account shares subject to awards that have been cancelled, forfeited or expired unexercised. The closing price per share of our common stock on the Nasdaq Capital Market on September 12, 2023 was $0.6614.

Board Recommendation
The Board of Directors unanimously recommends a vote FOR the approval of the 2023 Plan.

Equity Compensation Plan Information
The following table summarizes the information regarding equity awards outstanding and available for future grants as of December 31, 2022.
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column)(2)
Equity compensation plans approved by security holders:
2014 Plan	55,440	$549.45	1,442
2022 Employee Stock Purchase Plan (“ESPP”)	0	—	10,000
Equity compensation plans not approved by security holders(1)	125	256.00	12,375
Total	55,565	$548.79	23,817
(1)
Consists of the 2008 Plan and the ContraFect Corporation 2021 Employment Inducement Omnibus Incentive Plan. The material terms of these plans are described in Note 12 to the consolidated financial statements included in our Annual Report on Form 10-K for the year ending December 31, 2022.

(2)
The 2014 Plan provides for an annual increase, to be added on the first day of each fiscal year, beginning with the fiscal year ending December 31, 2015 and ending on (and including) January 1, 2024, equal to the lesser of (i) 4% of the outstanding shares of common stock on December 31 immediately preceding such date or (ii) a lesser amount determined by the Board.

Required Vote
The adoption of the 2023 Plan requires the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively in person or represented by proxy at the Special Meeting and entitled to vote on the matter. Abstentions and broker non-votes, if any, will have no effect on the outcome of the vote for this proposal.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE
CONTRAFECT CORPORATION 2023 OMNIBUS INCENTIVE PLAN.

PROPOSAL 2
APPROVAL OF THE ISSUANCE OF SHARES OF THE COMPANY’S COMMON STOCK ISSUABLE UPON THE EXERCISE OF WARRANTS TO PURCHASE AN AGGREGATE OF 7,034,883 SHARES OF THE COMPANY’S COMMON STOCK, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(d)
The discussion of our Class C Common Stock Purchase Warrant to purchase 1,406,977 shares of our common stock (the “Class C Warrant”) and our Class D Common Stock Purchase Warrant to purchase 5,627,906 shares of our common stock (the “Class D Warrant” and, together with the Class C Warrant, the “New Warrants”) issued in a private placement and the holders thereof as set forth in this proxy statement is qualified in its entirety by reference to the form of Class C Common Stock Purchase Warrant and the form of Class D Common Stock Purchase Warrant evidencing such New Warrants, respectively, which set forth the terms, conditions and rights of such New Warrants, as applicable. A copy of the form of Class C Common Stock Purchase Warrant and the form of Class D Common Stock Purchase Warrant are attached to this proxy statement as Appendix B and Appendix C, respectively, and hereby incorporated by reference into this proxy statement. We encourage you to read each of the form of Class C Common Stock Purchase Warrant and the form of Class D Common Stock Purchase Warrant carefully and in its entirety, as it is the legal document that governs the respective warrants.
General
We are asking stockholders to approve the issuance of shares of our common stock upon the exercise of the New Warrants, discussed below, in accordance with Nasdaq Listing Rule 5635(d), as described in more detail below.
Warrant Issuance
On June 26, 2023, we entered into a letter agreement (the “Inducement Agreement”) with a certain institutional investor (the “Holder”) relating to an inducement offer to exercise certain then outstanding common stock purchase warrants to purchase up to an aggregate of 7,034,883 shares of our common stock, par value $0.0001 per share. The Inducement Agreement provided the Holder with the opportunity to exercise in full (i) the Class A Common Stock Purchase Warrant issued by us to the Holder on December 14, 2022, (ii) the Class B Common Stock Purchase Warrant issued by us to the Holder on December 14, 2022 and (iii) the Common Stock Purchase Warrant issued by us to the Holder on March 2, 2023 (collectively, the “Existing Warrants”), each at a reduced exercise price from $4.00 to $1.36 per underlying share, which was equal to the most recent closing price of our common stock on The Nasdaq Capital Market prior to the execution of the Inducement Agreement.
In consideration for exercising the Existing Warrants held by the Holder (the “Warrant Exercise”) at such reduced exercise price, we offered to issue the Holder or its designee (i) a new unregistered Class C Warrant to purchase up to 1,406,977 shares of common stock, at an exercise price equal to $1.36 per underlying share, and (ii) a new unregistered Class D Warrant to purchase up to 5,627,906 shares of common stock, at an exercise price equal to $1.36 per underlying share (such shares of common stock issuable upon exercise of the New Warrants, the “New Warrant Shares”).
The New Warrants were issued in a private placement (the “Private Placement”), exempt from the registration requirements pursuant to Section 4(a)(2) and/or Rule 506 of the Securities Act of 1933, as amended (the “Securities Act”).
Each New Warrant will be exercisable only following Stockholder Approval (as described below) and will expire on the fifth anniversary of the date on which such New Warrant becomes exercisable. Each New Warrant contains standard adjustments to the exercise price including for stock splits, stock dividend, rights offerings and pro rata distributions. The Class D Warrant also includes, until the date that is 18 months after the date upon which the Class D Warrant first becomes exercisable, full ratchet anti-dilutive adjustment rights in the event we issue shares of common stock or common stock equivalents in the future with a value less than the then effective exercise price of the Class D Warrant, subject to certain customary exceptions, and further subject to a minimum exercise price of $0.3625 per share. The New Warrants also include certain rights upon “fundamental transactions” as described in the New Warrants, including the right of the holder thereof to receive from us or a successor entity the same type or form of consideration (and in the same proportion) that is being offered and paid to the holders of common stock in such fundamental transaction in the amount of the Black Scholes value (as described in such New Warrants) of the unexercised portion of the applicable New Warrants on the date of the consummation of such fundamental transaction.
The New Warrants include cashless exercise rights to the extent the shares of common stock underlying the New Warrants are not registered under the Securities Act. In addition, the Class C Warrant includes certain alternative cashless exercise rights on or after the date upon which the Class C Warrant first becomes exercisable.
Under the Inducement Agreement, we agreed to hold a special meeting of shareholders by no later than October 24, 2023 for the purpose of obtaining such approval as may be required by the applicable rules and regulations of the Nasdaq Stock Market (or any successor entity) from our stockholders with respect to the transactions contemplated in the Inducement Agreement (the “Stockholder Approval”).
Under the Inducement Agreement, we also agreed (i) to file, as soon as practicable (and in any event by no later than October 24, 2023), a resale registration statement on Form S-3 providing for the resale by the Holder(s) of the New Warrant Shares issued and issuable upon exercise of the New Warrants and (ii) to use commercially reasonable efforts to keep such resale registration statement effective at all times until no Holder owns any New Warrants or New Warrant Shares issuable upon exercise thereof.
Under the terms of the New Warrants, a holder will not be entitled to exercise any portion of any such warrant, if, upon giving effect to such exercise, the aggregate number of shares of common stock beneficially owned by the holder (together with its affiliates, any other persons acting as a group together with the holder or any of the holder’s affiliates, and any other persons whose beneficial ownership of common stock would or could be aggregated with the holder’s for purposes of Section 13(d) or Section 16 of the Securities Exchange Act of 1934, as amended) would exceed 4.99% of the number of shares of common stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of such warrant, which percentage may be increased at the holder’s election upon 61 days’ notice to the Company subject to the terms of such warrants, provided that such percentage may in no event exceed 19.99%.
In addition, the New Warrants may not be exercised by the holder thereof at all until or unless our stockholders have approved the issuance of shares of common stock upon the exercise of such New Warrants pursuant to the applicable rules and regulations of the Nasdaq Stock Market, including the issuance of the shares of common stock issuable upon exercise of the New Warrants in excess of 19.99% of the issued and outstanding common stock on the closing date of the offering, which we are seeking pursuant to the Stock Issuance proposal at the Special Meeting. Subject to the rules and regulations of the Nasdaq Capital Market, we may at any time during the term of the New Warrants, reduce the then current exercise price thereof to any amount and for any period of time deemed appropriate by our Board of Directors.
As described above, we issued the New Warrants in connection with the exercise by the Holder of the Existing Warrants pursuant to the Inducement Agreement. The proceeds from the exercise of the Existing Warrants were $9.6 million, prior to deducting fees to the financial advisor and estimated expenses. We intend to use the net proceeds to support ongoing enrollment of patients in the Phase 1b/2 clinical study of intra-articular exebacase for the treatment of chronic prosthetic joint infections of the knee, filing of the Investigational New Drug application and subsequent Phase 1 clinical study of CF-370, the first engineered lysin targeting Gram-negative pathogens, working capital and general corporate purposes.
The transactions contemplated by the Inducement Agreement closed on June 28, 2023.
Pursuant to the Inducement Agreement, we agreed that, subject to certain exceptions, we will not (i) issue, enter into any agreement to issue or announce the issuance or proposed issuance of any common stock or any securities of us or any subsidiaries which would entitle the holder thereof to acquire at any time common stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, common stock, or (ii) file any registration statement, or amendment or supplement thereto, with the SEC other than those filed pursuant to the Inducement Agreement, other warrant exercise agreements or substantially similar agreements related to similar inducement offers regarding other warrants outstanding on the date hereof or a universal shelf registration statement on Form S-3, so long as we do not conduct a takedown off of such shelf registration statement until at least 90 days after the date of the Inducement Agreement. In addition, we also agreed not to effect or enter into any agreement to effect any issuance of common stock or common stock equivalents involving a “variable rate transaction” (as such term is defined in the Inducement Agreement) for a period of one year following the date of the Inducement Agreement.
The summary of the terms of the New Warrants above is qualified in its entirety by reference to the copy of the form of Class C Common Stock Purchase Warrant and the form of Class D Common Stock Purchase Warrant evidencing such New Warrants, which are included herewith as Appendix B and Appendix C, respectively, and incorporated herein by reference. You should read this summary together with such forms evidencing the New Warrants, as applicable.
Stockholder Approval
As described above, pursuant to the Inducement Agreement, we agreed to hold a special meeting of stockholders or take action via written consent of stockholders, at the earliest practical date, but by no later than October 24, 2023, for the purpose of obtaining the Stockholder Approval (as described above) with the recommendation of our Board of Directors being that such proposal be approved, and to solicit proxies from our stockholders in connection therewith. We are required to use our reasonable best efforts to obtain such Stockholder Approval. If we do not obtain Stockholder Approval at the first meeting, we are required to call a meeting every six months thereafter to seek Stockholder Approval until the earlier of the date that Stockholder Approval is obtained or the New Warrants are no longer outstanding. As discussed above, one of the purposes of the Special Meeting is to satisfy the above requirement of the Inducement Agreement.
A vote in favor of the Stock Issuance proposal is a vote “for” approval of the issuance of the shares of our common stock issuable upon exercise of the New Warrants issued under the terms of the Inducement Agreement. The exercise of the New Warrants, in their entirety, could result in the issuance of 20% or more of our common stock outstanding as of June 28, 2023, the date that the New Warrants were issued by us.
Nasdaq Listing Rule 5635(d) requires stockholder approval in connection with a transaction other than a public offering involving the sale, issuance, or potential issuance by the issuer of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for a price that is less than the lower of (i) the Company’s Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement, or (ii) the average of the Company’s Nasdaq Official Closing Price (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement (the “Minimum Price”). Pursuant to Nasdaq rules, the presence of any provision that could cause the conversion or exercise price of a convertible security to be reduced to below the Minimum Price immediately before the entering into of the binding agreement will cause the transaction to be viewed as a discounted issuance.
The New Warrants were issued in connection with the exercise of the Existing Warrants pursuant to the terms of the Inducement Agreement (as further described above) but were not and are not exercisable at all prior to the Stockholder Approval. Accordingly, because the 7,034,883 shares of common stock issuable upon exercise of the New Warrants issued under the Inducement Agreement (i) were sold for a price less than the Minimum Price, and (ii) total more than 19.99% of our outstanding shares of common stock on the date the New Warrants were issued, and because the New Warrants further have anti-dilutive rights, we are seeking stockholder approval of the Stock Issuance proposal in respect of the issuance of the shares of common stock upon the exercise of the New Warrants pursuant to Nasdaq Listing Rule 5635(d).
Potential Adverse Effects — Dilution and Impact on Existing Stockholders
The issuance of shares of common stock upon exercise of the New Warrants will have a dilutive effect on current stockholders in that the percentage ownership of the Company held by such current stockholders will decline as a result of the issuance of the New Warrant Shares. This means also that our current stockholders will own a smaller interest in us as a result of the exercise of the New Warrants and therefore have less ability to influence significant corporate decisions requiring stockholder approval. Issuance of the New Warrant Shares could also have a dilutive effect on the book value per share and any future earnings per share. Dilution of equity interests could also cause prevailing market prices for our common stock to decline.
If the New Warrants are exercised in full for cash, a total of 7,034,883 shares of common stock will be issuable to the holder of the New Warrants and this dilutive effect may be material to current stockholders of the Company.

Risks Related to the New Warrants
Provisions of the New Warrants could discourage an acquisition of us by a third party.
Certain provisions of the New Warrants could make it more difficult or expensive for a third party to acquire us. The New Warrants prohibit us from engaging in certain transactions constituting “fundamental transactions” unless, among other things, the surviving entity assumes our obligations under the New Warrants. Further, the New Warrants provide that, in the event of certain transactions constituting “fundamental transactions,” with some exceptions, holders of such warrants will have the right, at their option, to receive from us or a successor entity the same type or form of consideration (and in the same proportion) that is being offered and paid to the holders of our common stock in the fundamental transaction in the amount of the Black Scholes value (as described in such warrants) of the unexercised portion of the applicable New Warrants on the date of the consummation of the fundamental transaction. These and other provisions of the New Warrants could prevent or deter a third party from acquiring us even where the acquisition could be beneficial to the holders of our common stock.
The Class D Warrant has certain anti-dilutive rights.
The Class D Warrant includes full ratchet anti-dilutive rights in the event any shares of common stock or other equity or equity equivalent securities payable in common stock are granted, issued or sold (or we enter into any agreement to grant, issue or sell), or in accordance with the terms of the applicable warrants, are deemed to have granted, issued or sold, in each case, at a price less than the exercise price, which automatically decreases the exercise price of the Class D Warrant upon the occurrence of such event, as described in greater detail in the applicable warrants, subject to a minimum exercise price of $0.3625 per share. Such anti-dilution rights, if triggered, could result in a significant decrease in the exercise price of the Class D Warrants, which could result in significant dilution to existing shareholders.
The New Warrants may be accounted for as liabilities and the changes in value of such New Warrants may have a material effect on our financial results.
We are currently evaluating the terms of the New Warrants. It is possible that we and/or our auditors will conclude that, because of the terms of such New Warrants, such New Warrants should be accounted for as liability instruments. As a result, we would be required to classify the New Warrants as liabilities. Under the liability accounting treatment, we would be required to measure the fair value of these instruments at the end of each reporting period and recognize changes in the fair value from the prior period in our operating results for the current period. As a result of the recurring fair value measurement, our financial statements and results of operations may fluctuate quarterly based on factors that are outside our control. In the event the New Warrants are required to be accounted for under liability accounting treatment, we will recognize noncash gains or losses due to the quarterly fair valuation of these warrants, which could be material. The impact of changes in fair value on our financial results may have an adverse effect on the market price of our common stock and/or our stockholders’ equity, which may make it harder for us to, or prevent us from, meeting the continued listing standards of the Nasdaq Capital Market.
There may be future sales of our common stock, which could adversely affect the market price of our common stock and dilute a stockholder’s ownership of common stock.
The exercise of (a) any options granted to executive officers and other employees under our equity compensation plans and (b) any warrants, and other issuances of our common stock could have an adverse effect on the market price of the shares of our common stock. Other than the restrictions on the New Warrants, we are not restricted from issuing additional shares of common stock, including any securities that are convertible into or exchangeable for, or that represent the right to receive shares of common stock, provided that we are subject to the requirements of the Nasdaq Capital Market (which generally requires stockholder approval for any transactions that would result in the issuance of 20% or more of our then outstanding shares of common stock or voting rights representing 20% or more of our then outstanding shares of stock). Sales of a substantial number of shares of our common stock in the public market or the perception that such sales might occur could materially adversely affect the market price of the shares of our common stock. Because our decision to issue securities in any future offering will depend on market conditions and other factors beyond our control, we cannot predict or estimate the amount, timing or nature of our future offerings. Accordingly, our stockholders bear the risk that our future offerings will reduce the market price of our common stock and dilute their stock holdings in us.

We currently do not meet certain of Nasdaq Capital Market’s continued listing requirements and other Nasdaq rules. If we are unable to regain compliance, we are likely to be delisted. Delisting could negatively affect the price of our common stock, which could make it more difficult for us to sell securities in a future financing or for you to sell our common stock.
We are required to meet the continued listing requirements of the Nasdaq Capital Market and other Nasdaq rules, including those regarding director independence and independent committee requirements, minimum stockholders’ equity, minimum share price and certain other corporate governance requirements. For example, we are required to maintain stockholders’ equity of at least $2.5 million (the “Minimum Stockholders’ Equity Requirement”) and to maintain a minimum bid price of at least $1.00 (the “Minimum Bid Price Requirement”). If we do not meet these continued listing requirements, our common stock could be delisted. On August 15, 2023, the Nasdaq staff (“Staff”) informed us that, based on our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2023, we did not meet the Minimum Stockholders’ Equity Requirement or any other alternatives available for continued listing on the Nasdaq Capital Market and therefore the Staff had determined to delist our common stock from the Nasdaq Capital Market (the “Staff Determination”). We are currently subject to a Mandatory Panel Monitor consistent with Nasdaq Listing Rule 5815(d)(4)(B) and as a result, we are not eligible for a compliance period to regain compliance with the Minimum Stockholders’ Equity Requirement, which led to the Staff Determination. We requested a hearing before a Nasdaq Hearings Panel (“Panel”) to appeal the Staff Determination. Our hearing request is staying the suspension of trading and delisting of our common stock pending the conclusion of the hearing process. Consequently, our common stock is expected to remain listed on the Nasdaq Capital Market at least until the Panel renders a decision following the hearing.
On September 21, 2023, we were notified by the Staff (the “Staff Deficiency Letter”) that, for the last thirty consecutive business days, the bid price for our common stock had closed below the minimum $1.00 per share requirement for continued listing on The Nasdaq Capital Market under Nasdaq Listing Rule 5550(a)(2). In accordance with Nasdaq Listing Rule 5810(c)(3)(A), we have been provided an initial period of 180 calendar days, or until March 19, 2024, to regain compliance. The letter states that the Staff will provide written notification that we have achieved compliance with Rule 5550(a)(2) if at any time before March 19, 2024, the bid price of our common stock closes at $1.00 per share or more for a minimum of ten consecutive business days. The Staff Deficiency Letter has no immediate effect on the listing or trading of our common stock.
If we do not regain compliance with the Minimum Bid Price Requirement by March 19, 2024, we may be eligible for an additional 180 calendar day compliance period. To qualify, we would be required to meet the continued listing requirement for market value of publicly held shares and all other initial listing standards for the Nasdaq Capital Market, with the exception of the Minimum Bid Price Requirement, and would need to provide written notice of our intention to cure the deficiency during the second compliance period, for example, by effecting a reverse stock split, if necessary. However, if it appears to the Staff that we will not be able to cure the deficiency, or if we are otherwise not eligible, Nasdaq would notify us that our securities would be subject to delisting. In the event of such a notification, we may appeal the Staff's determination to delist our securities. There can be no assurance that we will be eligible for the additional 180 calendar day compliance period, if applicable, or that the Staff would grant our request for continued listing subsequent to any additional delisting notification.
There can be no assurance that the Panel will grant our request for continued listing on the Nasdaq Capital Market, that we will be able to maintain compliance with the Nasdaq Capital Market's continued listing requirements or that we will be able to regain compliance with the Minimum Stockholders' Equity Requirement or the Minimum Bid Price Requirement.
Delisting from the Nasdaq Capital Market would cause us to pursue eligibility for trading of these securities on other markets or exchanges, or on the pink sheets. In such case, our stockholders’ ability to trade, or obtain quotations of the market value of our common stock, would be severely limited because of lower trading volumes and transaction delays. These factors could contribute to lower prices and larger spreads in the bid and ask prices of these securities. There can be no assurance that our securities, if delisted from the Nasdaq Capital Market in the future, would be listed on a national securities exchange, a national quotation service, the over-the-counter markets or the pink sheets. Delisting from the Nasdaq Capital Market, or even the issuance of a notice of potential delisting, would also result in negative publicity, make it more difficult for us to raise additional capital, adversely affect the market liquidity of our securities, decrease securities analysts’ coverage of us or diminish investor, supplier and employee confidence.

Vote Required
Approval of the issuance of up to an aggregate of 7,034,883 shares of our common stock upon the exercise the New Warrants issued under the Inducement Agreement, in accordance with Nasdaq Listing Rule 5635(d) requires the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively. Broker non-votes, if any, and abstentions will have no effect on the outcome of Proposal 2.
Recommendation
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 2.

PROPOSAL 3

APPROVAL OF AN ADJOURNMENT OF THE SPECIAL MEETING
The Board believes that if the number of shares of the Company’s common stock outstanding and entitled to vote at the Special Meeting is insufficient to approve the Stock Plan proposal or the Stock Issuance proposal, it is in the best interests of the stockholders to enable the Company to continue to seek to obtain a sufficient number of additional votes to approve the Stock Plan proposal or the Stock Issuance proposal, as applicable.
If our stockholders approve this proposal, we could adjourn the Special Meeting, and any adjourned session of the Special Meeting, and use the additional time to solicit additional proxies in favor of the Stock Plan proposal and/or Stock Issuance proposal. Among other things, approval of Proposal 3 could mean that, even if we had received proxies representing a sufficient number of votes against Proposal 1 or Proposal 2 such that either proposal would be defeated, we could adjourn the Special Meeting without a vote on Proposal 1 or Proposal 2 and seek to convince the holders of those shares to change their votes to votes in favor of the applicable proposal.
Approval of the adjournment of the Special Meeting requires the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively. Broker non-votes, if any, and abstentions will have no effect on the outcome of Proposal 3.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 3.

EXECUTIVE COMPENSATION
Our executive compensation program, consisting of a three-part compensation strategy that includes base salary, annual performance-based cash bonuses and long-term equity incentive compensation, is designed to (i) pay for performance to encourage both Company and individual achievement; (ii) encourage efficient use of Company resources; and (iii) provide market competitive compensation to attract and retain highly qualified individuals who are capable of making significant contributions to the long-term success of the Company.
The Company does not adopt express formulae for weighting different elements of compensation or for allocating between long-term and short-term compensation, but strives to develop comprehensive packages that are competitive with those offered by other companies with which the Company competes to attract and retain talented executives. Under the Company’s compensation practices, cash compensation consists of an annual base salary and performance-based bonuses, and equity-based compensation primarily consists of grants of stock options.
Named Executive Officers
Our named executive officers for 2022 set forth in this proxy statement (the “Named Executive Officers”) are:
•	Roger J. Pomerantz, M.D., F.A.C.P., Chief Executive Officer, President, and Chairman of the Board;
•	Michael Messinger, C.P.A., Chief Financial Officer;
•	Natalie Bogdanos, General Counsel and Corporate Secretary; and
•	Cara M. Cassino, M.D., Former Chief Medical Officer and Executive Vice President of Research & Development.
2022 Summary Compensation Table
The table below sets forth the compensation earned during fiscal years 2022 and 2021 by our Named Executive Officers.
Name and Principal Position		Salary ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation (3)	Total ($)
Roger J. Pomerantz, M.D., F.A.C.P. Chief Executive Officer and President	2022	$702,103	$1,254,766	$224,673	$43,940	$2,225,482
	2021	$665,500	$833,234	$559,020	$42,313	$2,100,067
Michael Messinger, C.P.A. Chief Financial Officer	2022	$410,183	$414,073	$73,833	$59,122	$957,211
	2021	$388,799	$262,436	$174,960	$56,487	$882,682
Natalie Bogdanos General Counsel and Corporate Secretary	2022	$444,585	$313,692	$76,469	$10,150	$844,896
Cara M. Cassino, M.D.(4) Former Chief Medical Officer and Executive Vice President of Research and Development	2022	$368,117	$401,525	$—	$419,843	$1,189,485
	2021	$523,389	$558,482	$257,900	$42,433	$1,382,204
(1)
The amounts reported in the “Option Awards” column reflect the aggregate grant date fair value of stock options awarded during the year computed in accordance with the provisions of Financial Accounting Standards Board Accounting Standard Codification, or ASC, Topic 718, disregarding estimated forfeitures. See Note 12 to our financial statements included in our Annual Report on Form 10-K filed on March 31, 2023 regarding assumptions underlying the valuation of these equity awards.

(2)
Represents annual bonuses earned under our performance-based bonus program for 2022. In January, the Compensation Committee determined that 50% of the 2022 bonus would be paid in March 2023 and the remaining 50% would be paid in September 2023.

(3)
The amounts reported in the “All Other Compensation” column include the sum of the incremental cost to us of all perquisites and other personal benefits, which are comprised of medical and life insurance premiums paid by us and not provided to all employees generally, and employer 401(k) contributions made by us on behalf of each Named Executive Officer. For Dr. Cassino, the amount also includes $16,667n consulting fees earned for services rendered during 2022 and $359,736 in severance payments pursuant to the Transition Agreement entered into in connection with her termination of employment during 2022. For additional information, refer to the discussion below under the headings “Narrative Disclosure to Summary Compensation Table—Retirement Plans” and “—Employment Agreements.”

(4)	Dr. Cassino resigned as our Chief Medical Officer and Executive Vice President of Research and Development effective August 14, 2022 and her employment with the Company terminated August 31, 2022.

Outstanding Equity Awards at 2022 Fiscal Year-End
The following table sets forth information regarding outstanding stock options held by our Named Executive Officers as of December 31, 2022.
	Option Awards
Name and Principal Position	Number of Securities underlying unexercised options exercisable (#)	Number of securities underlying unexercised options unexercisable (#)	Option exercise price ($/share)	Option expiration date
Roger J. Pomerantz, M.D., F.A.C.P. Chief Executive Officer and President	35	—	$3,416.00	4/3/2024
	25	—	$3,216.00	7/29/2024
	6	—	$3,688.00	2/6/2025
	18	—	$4,168.00	5/4/2025
	18	—	$2,584.00	5/6/2026
	28	—	$1,280.00	5/2/2027
	28	—	$1,304.00	5/8/2028
	3,500	500(1)	$320.00	4/2/2029
	2,812	938(2)	$878.40	2/21/2030
	1,587	1,588(3)	$344.80	4/8/2031
	1,562	4,688(4)	$266.40	2/15/2032
Michael Messinger Chief Financial Officer	23	—	$3,416.00	4/28/2024
	35	—	$2,328.00	10/28/2024
	43	—	$3,688.00	2/6/2025
	50	—	$2,632.00	2/7/2026
	175	—	$1,400.00	2/1/2027
	250	—	$1,152.00	2/1/2028
	281	—	$360.00	2/5/2029
	398	133(2)	$850.40	2/19/2030
	585	352(5)	$418.40	6/11/2030
	500	500(3)	$344.80	4/8/2031
	515	1,547(4)	$266.40	2/15/2032
Natalie Bogdanos General Counsel and Corporate Secretary	26	—	$3,240.00	8/18/2024
	27	—	$3,688.00	2/6/2025
	62	—	$2,632.00	2/7/2026
	162	—	$1,400.00	2/1/2027
	250	—	$1,152.00	2/1/2028
	281	—	$360.00	2/5/2029
	328	109(2)	$850.40	2/19/2030
	437	438(3)	$344.80	4/8/2031
	390	1,172(4)	$266.40	2/15/2032
Cara M. Cassino, M.D.(7) Former Chief Medical Officer and Executive Vice President of Research and Development	187	—	$3,264.00	11/2/2025
	45	—	$2,632.00	2/7/2026
	125	—	$2,632.00	2/7/2026
	187	—	$1,400.00	2/1/2027
	287	—	$1,152.00	2/1/2028
	312	—	$360.00	2/5/2029
	398	133(2)	$850.40	2/19/2030
	500	500(3)	$344.80	4/8/2031
	492	633(6)	$344.80	4/8/2031
	500	1,500(4)	$266.50	2/15/2032
(1)
The shares underlying the option vest over four years, with 25% of the shares underlying the option vesting on April 1, 2020 and 6.25% of the shares underlying the option vesting at the end of each quarter thereafter.

(2)	The shares underlying the option vest over four years beginning on January 1, 2020, with 6.25% of the shares underlying the option vesting at the end of each calendar quarter thereafter.

(3)	The shares underlying the option vest over four years beginning on January 1, 2021, with 6.25% of the shares underlying the option vesting at the end of each calendar quarter thereafter.
(4)	The shares underlying the option vest over four years beginning on January 1, 2022, with 6.25% of the shares underlying the option vesting at the end of each calendar quarter thereafter.
(5)
The shares underlying the option vest over four years, with 25% of the shares underlying the option vesting on June 11, 2021 and 6.25% of the shares underlying the option vesting at the end of each quarter thereafter.

(6)
The shares underlying the option vest over four years, with 25% of the shares underlying the option vesting on March 10, 2022 and 6.25% of the shares underlying the option vesting at the end of each quarter thereafter.

(7)
Following her termination of employment in August 2022, Dr. Cassino provided consulting services to the Company through the remainder of 2022. The outstanding stock options held by Dr. Cassino on her date of termination continued to vest and remain exercisable while she provided such consulting services, consistent with the terms of her Transition Agreement.

Employment Arrangements
Roger J. Pomerantz
We have entered into an employment agreement with Dr. Pomerantz (the “Pomerantz Employment Agreement”), our Chief Executive Officer and President. During 2022, Dr. Pomerantz was paid an annual base salary of $702,103 and was eligible to earn a target annual performance bonus in an amount equal to 80% of his base salary. Effective January 1, 2023, Dr. Pomerantz’s annual salary was increased to $737,208.
The Pomerantz Employment Agreement entitles Dr. Pomerantz to the following severance payments and benefits upon his resignation for good reason or termination by us without cause: (i) an amount equal to 1.5 times the sum of his annual base salary and his target annual bonus for the year of termination, payable in the form of salary continuation in regular installments over 18 months, (ii) payment of any earned but unpaid bonuses, (iii) payment of the applicable premiums for coverage pursuant to COBRA for 18 months from the date of the termination and (iv) accelerated vesting of equity awards that would otherwise vest based solely on Dr. Pomerantz’s continued service or employment during the 18 months following termination of his employment. The Pomerantz Employment Agreement provides that, upon any such termination within 60 days prior to or 12 months following a change in control of the Company, in addition to the benefits described in the previous sentence, Dr. Pomerantz is entitled to, without duplication, full accelerated vesting of equity awards that would otherwise vest based solely on Dr. Pomerantz’s continued service or employment. Dr. Pomerantz’s right to receive severance payments and benefits is conditioned upon his timely executing a general release of claims.
Dr. Pomerantz has agreed not to compete with us and not to solicit certain of our employees, customers and clients for 18 months following the termination of his employment.
Michael Messinger
We have entered into an employment agreement with Michael Messinger, our Chief Financial Officer (as amended from time to time, the “Messinger Employment Agreement”). During 2022, Mr. Messinger was paid an annual base salary of $410,183 and was eligible to earn a target annual performance bonus in an amount equal to 40% of his base salary. Effective January 1, 2023, Mr. Messinger’s annual salary was increased to $434,794.
The Messinger Employment Agreement entitles Mr. Messinger to the following severance payments and benefits upon his termination by us without cause or his resignation for good reason: (i) base salary continuation for 12 months following the date of termination; (ii) a payment equal to his accrued bonus; and (iii) payment of the applicable premiums for coverage pursuant to COBRA for 12 months from the date of termination. In the event that Mr. Messinger is terminated by us without cause or resigns for good reason, in each case, within one year following a change of control event, then, in addition to those benefits described above, all existing and outstanding stock options and other equity awards will become immediately fully vested and exercisable. Mr. Messinger’s right to receive severance payments and benefits is conditioned upon his timely executing a general release of claims.
Mr. Messinger has agreed not to compete with us and not to solicit certain of our employees, customers and clients for 12 months following the termination of his employment.
Natalie Bogdanos
We have entered into an offer letter agreement with Ms. Bogdanos, our General Counsel and Corporate Secretary (as amended from time to time, the “Bogdanos Offer Letter”). During 2022, Ms. Bogdanos was paid an annual base salary of $444,585 and was eligible to earn a target annual performance bonus in an amount equal to 40% of her base salary. Effective January 1, 2023, Ms. Bogdanos’s annual salary was increased to $466,815.

The Bogdanos Offer Letter entitles Ms. Bogdanos to the following severance payments and benefits upon her termination by us without cause or her resignation for good reason: (i) base salary continuation for 12 months following the date of termination; (ii) a payment equal to 12 months of her bonus; and (iii) payment of the applicable premiums for coverage pursuant to COBRA for 12 months from the date of termination. In the event that Ms. Bogdanos is terminated by us without cause or resigns for good reason, in each case, within one year following a change of control event, then, in addition to those benefits described above, all existing and outstanding stock options and other equity awards will become immediately fully vested and exercisable. Ms. Bogdanos’s right to receive severance payments and benefits is conditioned upon her timely executing a general release of claims.
Ms. Bogdanos has agreed not to solicit certain of our employees or customers for 12 months following the termination of her employment.
Cara M. Cassino
In connection with Dr. Cassino’s resignation as Chief Medical Officer and Executive Vice President of Research & Development in August 2022, the company entered into a transition agreement with Dr. Cassino (the “Transition Agreement”). Pursuant to the Transition Agreement, Dr. Cassino became eligible to receive the following severance payments and benefits, subject to her timely executing a general release of claims and continued compliance with certain restrictive covenants: (i) a cash severance payment equal to the sum of 18 months of her annual base salary plus 150% of her target bonus, payable in accordance with the Company’s normal payroll practices over the 18 month period following her termination; (ii) a direct payment of or reimbursement for continued medical, dental or vision coverage pursuant to COBRA for up to 18 months; and (iii) the extension of the right to exercise certain vested stock options for two years following her termination; and (iv) a lump sum payment of $62,120. Following her termination in August 2022, Dr. Cassino provided consulting services to the Company in exchange for consulting fees of $12,500 per calendar quarter, prorated for any partial quarter. In addition, the outstanding stock options held by Dr. Cassino on her date of termination continued to vest and remain exercisable while she provided such consulting services. Dr. Cassino ceased providing consulting services to us as of February 28, 2023. The amounts paid or accrued pursuant to this arrangement during 2022 are set forth in the “All Other Compensation” column of the 2022 Summary Compensation Table.
2022 Non-Equity Incentive Plan Awards
The annual cash incentive plan has two categories of performance measures to determine payouts, corporate and, other than for the CEO, individual. For the corporate measures, the annual cash incentive plan rewards Named Executive Officers for the achievement of specified product research and development and other milestones that the Committee views as key steps in the execution of our overall business strategy. The milestone metrics relate to key development and regulatory steps. The Compensation Committee set the performance metric targets at levels that it considered rigorous and challenging and that took into account the relevant risks and opportunities. The corporate measures are milestone metrics and they consisted of the following for 2022:
Corporate Milestone Metrics	Weight (%)
Complete futility analysis for DISRUPT study	15
Obtain BARDA renewal for next contract stage (Clin 2)	10
Initiate CF-301-108 exebacase study in PJI	5
Complete exebacase DS PPQ campaign	10
Initiate the Phase 1 PK study for lyophilized form of exebacase	5
Complete GLP embryo fetal development studies of exebacase	5
Submit IND for CF-370	10
Nominate an amurin as next IND candidate	5
Select Burkholderia lead candidate	5
Identify DLAs with activity against Y. pestis	5
Obtain funding (not including BARDA) of at least $50M	20
Manage budget to +/-5% of approved operating expenses	5
Total Weighted Performance Level	100

For the individual measures for the Named Executive Officers other than Dr. Pomerantz, the items relate to the area of responsibility of the individual—specifically, for Mr. Messinger, accounting, finance and capital raising elements; and for Ms. Bogdanos, legal, compliance, patent, data privacy, public company and corporate governance elements.
Each Named Executive Officer has a target annual award amount, expressed as a percentage of the Named Executive Officer’s base salary.
NEO	2022 Target Annual Incentive Plan Opportunity as a % of Base Salary
Roger J. Pomerantz	80%
Michael Messinger	40%
Natalie Bogdanos	40%
The Compensation Committee evaluated our achievement relative to the milestone goals established at the beginning of the year to determine the overall Company performance level, and then translated that performance level to a Company payout level. The Committee determined that the Company had not achieved all of the pre-determined milestone metrics, and approved a total weighted performance level of 40%. In doing so, the Committee considered the Company’s continued operating efficiency despite its reduction in workforce and the continued effects of the COVID-19 pandemic, its efforts in continuing to advance its pre-clinical assets, its ongoing research, publication and patent prosecution activities, and its funding attainment which included BARDA funding and capital raising. The Committee also considered individual performance achievement for the Named Executive Officers other than the Chief Executive Officer, and determined payouts including the individual performance level for such named executive officers. Based on Company and individual achievement, the Committee then determined and approved the total 2022 annual incentive plan payout for each Named Executive Officer.
Name	Base Salary	Target Annual Incentive Plan Opportunity as a % of Base Salary	Target Opportunity ($)	Company Measures % of Target Incentive	Weighted Corporate Performance Payout%	Company Measures Incentive Payout ($)	Individual Measures % of Target Incentive	Weighted Individual Performance Payout%	Individual Measures Incentive Payout ($)	Total 2022 Incentive Payout ($)
Roger J. Pomerantz, M.D.	$702,103	80%	$561,682	100%	40%	$224,673	N/A	N/A	N/A	$224,673
Michael Messinger	$410,183	40%	$164,073	50%	40%	$32,815	50%	50%	$41,018	$73,833
Natalie Bogdanos	$444,585	40%	$177,834	70%	40%	$49,794	30%	50%	$26,675	$76,469
The cash amounts awarded to each Named Executive Officer for 2022 performance are set forth in the 2022 Summary Compensation Table in the column entitled “Non-Equity Incentive Plan Compensation.” In January, the Compensation Committee determined that 50% of the 2022 bonus would be paid in March 2023 and the remaining 50% would be paid in September 2023. Ms. Cassino’s employment terminated during 2022 and she was not eligible to receive an annual bonus award for 2022.
Equity and Other Compensation Plans
We generally offer stock options to our employees, including our Named Executive Officers, as the long-term incentive component of our compensation program. Our stock options generally allow employees to purchase shares of our common stock at a price equal to the fair market value of our common stock on the date of grant and may be intended to qualify as “incentive stock options” under the Internal Revenue Code.
Our stock options typically vest either (a) as to 25% of the shares subject to the option on the first anniversary of the date of grant and in equal quarterly installments over the ensuing 36 months or (b) as to all of the shares subject to the option, ratably on a quarterly basis over a four-year period following the date of grant, in either case subject to the holder’s continued employment with us as of each applicable vesting date. From time to time, our board of directors may also construct alternate vesting schedules as it determines are appropriate to motivate particular employees.

We awarded stock options to our Named Executive Officers during 2022 in the following amounts:
Named Executive Officer	2022 Options Granted
Roger J. Pomerantz, M.D., F.A.C.P.	6,250
Michael Messinger	2,062
Natalie Bogdanos	1,562
Cara M. Cassino, M.D.	2,000
These options were granted with exercise prices equal to the fair market of our common stock on the date of grant, as determined under our 2014 Omnibus Incentive Plan (the “2014 Plan”). Refer to the footnotes of our Outstanding Equity Awards at 2022 Fiscal Year-End table for a description of the vesting of these options.
401(k) Retirement Plan
We maintain a retirement plan that is intended to be a tax-qualified defined contribution plan under Section 401(k) of the Internal Revenue Code. In general, all of our employees are eligible to participate beginning on the first day of their employment. The 401(k) plan includes a salary deferral arrangement pursuant to which participants may elect to reduce their current compensation by up to the statutorily prescribed limit, generally equal to $20,500 for 2022, and have the amount of the reduction contributed to the 401(k) plan. The Company has implemented a cash matching program whereby it contributes, on a dollar-for-dollar basis, an amount equal to 50% of employee contributions up to 3% of an employee’s eligible compensation.
Pay Versus Performance
In accordance with the SEC’s disclosure requirements regarding pay versus performance, this section presents the SEC-defined “Compensation Actually Paid,” or CAP. Also required by the SEC, this section compares CAP to various measures used to gauge our performance. CAP is a supplemental measure to be viewed alongside performance measures as an addition to the philosophy and strategy of compensation-setting discussed elsewhere in this proxy statement, not in replacement.
Pay Versus Performance Table
The following table sets forth information concerning the compensation of our named executive officers for each of the fiscal years ended December 31, 2022 and 2021, and our financial performance for each such fiscal year:
(a)	(b)	(c)	(d)	(e)	(f)	(h)
	Summary Compensation Table Total for PEO ($)	Compensation Actually Paid to PEO ($)(1)	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)(1)	Value of Initial Fixed $100 Investment Based on:	Net Income ($000s)
Year					Total Shareholder Return ($)
2022	$2,225,482	$899,080	$997,197	$570,840	$(96.35)	$(65,153)
2021	$2,100,067	$1,458,725	$1,132,443	$841,984	$(47.92)	$(20,282)
(1)
Amounts represent compensation actually paid to our PEO and the average compensation actually paid to our remaining NEOs for the relevant fiscal year, as determined under SEC rules (and described below), which includes the individuals indicated in the table below for each fiscal year:

Year	PEO	Non-PEO NEOs
2022	Roger J. Pomerantz, M.D., F.A.C.P.	Michael Messinger, Natalie Bogdanos and Cara M. Cassino, M.D.
2021	Roger J. Pomerantz, M.D., F.A.C.P.	Cara M. Cassino, M.D. and Michael Messinger

Compensation actually paid to our NEOs represents the “Total” compensation reported in the Summary Compensation Table for the applicable fiscal year, as adjusted as follows:
	2021		2022
Adjustments	PEO	Average Non-PEO NEOs	PEO	Average Non-PEO NEOs
Deduction for Amounts Reported under the “Stock Awards” and “Option Awards” Columns in the Summary Compensation Table for Applicable FY	$(833,234)	$(410,459)	$(1,254,766)	$(376,430)
Increase based on ASC 718 Fair Value of Awards Granted during Applicable FY that Remain Unvested as of Applicable FY End, determined as of Applicable FY End	$311,522	$171,705	$8,417	$2,525
Increase based on ASC 718 Fair Value of Awards Granted during Applicable FY that Vested during Applicable FY, determined as of Vesting Date	$181,462	$57,153	$158,763	$47,630
Increase/deduction for Awards Granted during Prior FY that were Outstanding and Unvested as of Applicable FY End, determined based on change in ASC 718 Fair Value from Prior FY End to Applicable FY End	$(289,315)	$(92,897)	$(205,820)	$(90,213)
Increase/deduction for Awards Granted during Prior FY that Vested During Applicable FY, determined based on change in ASC 718 Fair Value from Prior FY End to Vesting Date	$(11,777)	$(15,962)	$(32,996)	$(9,870)
Deduction of ASC 718 Fair Value of Awards Granted during Prior FY that were Forfeited during Applicable FY, determined as of Prior FY End	—	—	—	—
Increase based on Dividends or Other Earnings Paid during Applicable FY prior to Vesting Date	—	—	—	—
Increase based on Incremental Fair Value of Options/SARs Modified during Applicable FY	—	—	—	—
TOTAL ADJUSTMENTS	$(641,342)	$(290,460)	$(1,326,402)	$(426,358)
Relationship Between Financial Performance Measures
The graphs below compare the compensation actually paid to our PEO and the average of the compensation actually paid to our remaining NEOs, with (i) our cumulative TSR, and (ii) our net income, in each case, for the fiscal years ended December 31, 2022 and 2021.

TSR amounts reported in the graph assume an initial fixed investment of $100, and that all dividends, if any, were reinvested.

Compensation Actually Paid versus Net Income
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
$-
$(10,000,000)
$(20,000,000)
$(30,000,000)
$(40,000,000)
$(50,000,000)
$(60,000,000)
$(70,000,000)
2021
2022
PEO Compensation Actually Paid
Non-PEO NEO Average Compensation Actually Paid
Net Income

2022 Director Compensation
Our non-employee directors are compensated on annual basis for their services on the board of directors as follows:
•	each director receives an annual cash retainer of $40,000;
•	each director receives an annual stock option grant to purchase 312 shares of our common stock, generally granted on or about the Annual Meeting Date;
•	the Chairman of the board of directors, each Chairman of a committee of the board of directors or a member of a committee of the board of directors, receives additional cash compensation as follows:
•	Chairman of the board of directors receives an additional annual retainer of $160,000;
•	Lead Director of the board of directors receives an additional annual retainer of $20,000;
•	Vice Chairman of the board of directors receives an additional annual retainer of $10,000;
•	Chairman of the Audit Committee receives an additional annual retainer of $16,000;
•	Chairman of the Compensation Committee receives an additional annual retainer of $12,000;

•	Chairman of the Nominating and Corporate Governance Committee receives an additional annual retainer of $8,000;
•	Chairman of the Science and Technology Committee receives an additional $7,500; and
•
a member of the Science and Technology Committee or the Nominating and Corporate Governance Committee—with respect to each such membership, an additional annual retainer of $5,000; a member of the Audit Committee receives an additional annual retainer of $7,500 and a member of the Compensation Committee receives an additional annual retainer of $6,000.

•
each director receives an initial stock option grant to purchase 625 shares of our common stock upon being appointed to the board, granted as soon as reasonably practicable following the director’s appointment.

We generally grant stock options to our non-employee directors as soon as reasonably practical after the Annual Meeting as compensation for their service on our board of directors in the coming year. These stock options have an exercise price equal to the fair market value of our common stock on the date of grant and have a term of ten years from the date of grant. The stock options vest as to 25% of the original number of shares underlying such options at the end of each calendar quarter following the date of grant, subject to the director’s continued service on our board of directors.
The initial stock options granted to non-employee directors upon joining the board have an exercise price equal to fair market value on the date of grant and have a term of ten years from the date of grant. The initial option grant vests 25% on the date of grant and 25% on each of the first three anniversaries of the date of grant, subject to the director’s continued service.
Each member of our board of directors is also entitled to be reimbursed for reasonable travel and other expenses incurred in connection with attending meetings of the board of directors and any committee on which he or she serves.
The following table sets forth in summary form information concerning the compensation that we paid or awarded during the year ended December 31, 2022 to each of our non-employee directors.
Name	Fees Earned or Paid in Cash ($)	Option Awards ($) (1)	Total ($)
Lishan Aklog, M.D.	$47,500	$103,044	$150,544
Sol J. Barer, Ph.D.	$73,000	$103,044	$176,044
Jane F. Barlow, MD, MPH, MBA	$52,500	$103,044	$155,544
Steven C. Gilman, Ph.D.	$57,500	$103,044	$160,544
David N. Low, Jr.	$62,000	$103,044	$165,044
Michael J. Otto, Ph.D.	$57,000	$103,044	$160,044
Cary W. Sucoff, J.D.	$52,500	$103,044	$155,544
(1)
The following table shows the number of outstanding option awards held by each non-employee director as of December 31, 2022. None of our non-employee directors held unvested stock awards as of December 31, 2022.

Name	Option Awards (#)
Lishan Aklog, M.D.	1,037
Sol J. Barer, Ph.D.	1,108
Jane F. Barlow, MD, MPH, MBA	725
Steven C. Gilman, Ph.D.	2,714
David N. Low, Jr.	1,126
Michael J. Otto, Ph.D.	1,126
Cary W. Sucoff, J.D.	1,125

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth the beneficial ownership of our common stock as of September 6, 2023, or such earlier date as indicated below, by:
•	each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of the outstanding shares of our common stock;
•	each of our directors;
•	each of our “named executive officers” (as such term is defined in Item 402(a)(3) of Regulation S-K under the Exchange Act); and
•	all directors and executive officers as a group.
Ownership information is based upon information furnished by the respective individuals or entities, as the case may be, unless otherwise indicated below. Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock. The percentage of common stock beneficially owned is based on 5,477,803 shares outstanding as of September 6, 2023. Shares of our common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of September 6, 2023 are considered outstanding and beneficially owned by the person holding the options or warrants for the purposes of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as disclosed in the footnotes to this table and subject to applicable community property laws, we believe that each person or entity identified in the table possesses sole voting and investment power over all shares of common stock shown as beneficially owned by such person or entity. Unless otherwise provided, the address of each individual listed below is c/o ContraFect Corporation, 28 Wells Avenue, 3rd Floor, Yonkers, New York 10701.
	Number of Shares of Common Stock Beneficially Owned	Percentage of Shares Beneficially Owned (%)
5% Stockholders:
Armistice Capital Master Fund Ltd.(1)	1,135,000	20.7%
Directors and Named Executive Officers:
Roger J. Pomerantz, M.D. F.A.C.P.(2)	12,589	*
Steven C. Gilman(3)	2,647	*
Sol J. Barer, Ph.D.(4)	2,127	*
Lishan Aklog, M.D.(5)	1,037	*
Jane F. Barlow, M.D.(6)	675	*
David N. Low, Jr.(7)	1,589	*
Michael J. Otto, Ph.D.(8)	1,136	*
Cary W. Sucoff(9)	1,185	*
Michael Messinger(10)	8,413	*
Natalie Bogdanos(11)	2,503	*
Cara M. Cassino, M.D.(12)	3,906	*
All current directors and executive officers as a group (10 persons)(13)	33,901	*
*	Represents beneficial ownership of less than one percent of our outstanding common stock.
(1)
Based on information known to the Company. Consists of 1,135,000 shares of common stock. Excludes (a) warrants to purchase 7,034,883 shares of common stock that are subject to stockholder approval prior to issuance and that restrict the ability of the holder to exercise the warrants to the extent that the holder and its affiliates would beneficially own more than 4.99% of the Company’s common stock following such exercise and (b) 5,227,000 unissued shares of common stock from the exercise of the Existing Warrants in June 2023 that are held in abeyance until Armistice Capital Master Fund Ltd. (“Armistice”) notifies the Company that the issuance of such shares would not result in Armistice beneficially owning in excess of 9.99% of the Company’s common stock. The address for Armistice is 510 Madison Avenue, 7th Floor, New York, New York 10022.

(2)	Consists of (a) 1 share of common stock and (b) 12,588 shares of common stock underlying options that are exercisable as of September 6, 2023 or will become exercisable within 60 days after such date.
(3)
Consists of (a) 26 shares of common stock and (b) 2,621 shares of common stock underlying options that are exercisable as of September 6, 2023 or will become exercisable within 60 days after such date.

(4)
Consists of (a) 1,019 shares of common stock and (b) 1,108 shares of common stock underlying options that are exercisable as of September 6, 2023 or will become exercisable within 60 days after such date.

(5)	Consists of 1,037 shares of common stock underlying options that are exercisable as of September 6, 2023 or will become exercisable within 60 days after such date.
(6)	Consists of 675 shares of common stock underlying options that are exercisable as of September 6, 2023 or will become exercisable within 60 days after such date.
(7)
Consists of (a) 463 shares of common stock and (b) 1,126 shares of common stock underlying options that are exercisable as of September 6, 2023 or will become exercisable within 60 days after such date.

(8)
Consists of (a) 10 shares of common stock and (b) 1,126 shares of common stock underlying options that are exercisable as of September 6, 2023 or will become exercisable within 60 days after such date.

(9)
Consists of (a) 77 shares of common stock and (b) 1,108 shares of common stock underlying options that are exercisable as of September 6, 2023 or will become exercisable within 60 days after such date.

(10)
Consists of (a) 23 shares of common stock and (b) 8,390 shares of common stock underlying options that are exercisable as of September 6, 2023 or will become exercisable within 60 days after such date.

(11)	Consists of (a) 1 shares of common stock and (b) 2,502 shares of common stock underlying options that are exercisable as of September 6, 2023 or will become exercisable within 60 days after such date.
(12)	Consists of 3,906 shares of common stock underlying options that are exercisable as of September 6, 2023 or will become exercisable within 60 days after such date.
(13)
Consists of (a) 1,620 shares of common stock and (b) 32,281 shares of common stock underlying options that are exercisable as of September 6, 2023 or will become exercisable within 60 days after such date.

OTHER MATTERS
Solicitation of Proxies
The expense of printing and mailing proxy materials and the solicitation of proxies will be borne by us. We have retained D. F. King & Co., Inc. to solicit proxies on behalf of the Board and we expect to pay them approximately $8,500, plus expenses, for such services. In addition to the solicitation of proxies by mail, solicitation may be made by our directors, officers and other employees by personal interview, e-mail, telephone or facsimile. No additional compensation will be paid to our directors, officers or employees for such solicitation. We will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation materials to beneficial owners of our common stock.
Householding
SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies and helps the environment by conserving natural resources. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. You can also request prompt delivery of a copy of this Proxy Statement by contacting the Broadridge Financial Solutions, Inc. at (866) 540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.
Stockholder Proposals for 2024 Annual Meeting
Rule 14a-8 Proposals
To be eligible for inclusion in the Company’s proxy statement for the 2024 annual meeting of stockholders, stockholder proposals submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, must have been received at the Company’s principal executive offices no later than December 9, 2023. Stockholder proposals should be addressed to: ContraFect Corporation, Attn: Corporate Secretary, 28 Wells Avenue, Third Floor, Yonkers, New York 10701.
Other Proposals or Nominees for Presentation at the 2024 Annual Meeting
Stockholder proposals and director nominations not intended for inclusion in the Company’s proxy statement for the 2024 annual meeting of stockholders, but which instead are sought to be presented directly at such meeting, must comply with the requirements set forth in our Amended and Restated Bylaws. Our Amended and Restated Bylaws require, among other things, that our Secretary receive written notice of such intent to present such proposal or nomination not less than ninety (90) calendar days nor more than one hundred twenty (120) days prior to the anniversary of the preceding year’s annual meeting. Therefore, the Company must receive notice of such a proposal or nomination for the 2024 annual meeting of stockholders no earlier than the close of business on January 17, 2024 and no later than the close of business on February 16, 2024 to be considered timely. In the event that the date of the 2024 annual meeting of stockholders is more than thirty (30) days before or more than sixty (60) days after May 16, 2024, then our Secretary must receive such written notice not earlier than the close of business on the 120th day prior to the 2024 annual meeting and not later than the close of business on the 90th day prior to the 2024 annual meeting or, if later, the 10th day following the day on which public disclosure of the date of such meeting is first made by the Company. Proxies will confer discretionary authority to vote on any untimely proposals or nominations.
In addition to satisfying the foregoing requirements under our Amended and Restated Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees for the 2024 annual meeting of stockholders must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING ELECTRONICALLY, WE URGE YOU TO SUBMIT A PROXY FOR YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, OR BY SIGNING, DATING AND MAILING THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE.
By Order of the Board

Natalie Bogdanos
General Counsel, Corporate Secretary &
Data Protection Officer
September 25, 2023

APPENDIX A
Form of ContraFect Corporation 2023 Omnibus Incentive Plan
CONTRAFECT CORPORATION
2023 OMNIBUS INCENTIVE PLAN
ADOPTED BY THE BOARD OF DIRECTORS: SEPTEMBER 12, 2023
APPROVED BY THE STOCKHOLDERS: [  ], 2023
1. GENERAL.
(a) Eligible Award Recipients. Employees, Directors, Officers and Consultants are eligible to receive Awards.
(b) Available Awards. The Plan provides for the grant of the following Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Appreciation Rights (iv) Restricted Stock Awards, (v) Restricted Stock Unit Awards, (vi) Performance Stock Awards, (vii) Performance Cash Awards, and (viii) Other Stock Awards.
(c) Purpose. This Plan, through the granting of Awards, is intended to help the Company secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate, and provide a means by which the eligible recipients may benefit from increases in value of the Common Stock.
(d) Amendment and Restatement. This Plan constitutes an amendment and restatement of the Company’s 2014 Omnibus Incentive Plan (the “2014 Plan”).
2. ADMINISTRATION.
(a) Administration by Board. The Board will administer the Plan. The Board may delegate administration of the Plan as provided in Section 2(c) and Section 2(d).
(b) Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:
(i)
To determine: (A) who will be granted Awards; (B) when and how each Award will be granted; (C) what type of Award will be granted; (D) the provisions of each Award (which need not be identical), including when a person will be permitted to exercise or otherwise receive cash or shares of Common Stock under the Award; (E) the number of shares of Common Stock subject to, or the cash value of, an Award; and (F) the Fair Market Value applicable to a Stock Award.

(ii)
To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for administration of the Plan and Awards. The Board, in the exercise of these powers, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement or in the written terms of a Performance Cash Award, in a manner and to the extent it will deem necessary or expedient to make the Plan or Award fully effective.

(iii)	To settle all controversies regarding the Plan and Awards granted under it.
(iv)	To accelerate, in whole or in part, the time at which an Award may be exercised or vest (or at which cash or shares of Common Stock may be issued).
(v)
To suspend or terminate the Plan at any time. Except as otherwise provided in the Plan or an Award Agreement, suspension or termination of the Plan will not materially impair a Participant’s rights under his or her then-outstanding Award without his or her written consent.

(vi)
To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, by adopting amendments relating to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A of the Code and/or to bring the Plan or Awards granted under the Plan into compliance therewith, subject to the limitations, if any, of applicable law. If required by applicable law or listing requirements, and except as provided in Section 9(a) relating to Capitalization Adjustments, the Company will seek stockholder approval of any amendment of the Plan that (A) materially increases the number of shares of Common Stock available for issuance under the Plan, (B) materially expands the class of individuals eligible to receive Awards under the Plan, (C) materially increases the benefits accruing to Participants under the Plan, (D) materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, (E) materially extends the term of the Plan, or (F) materially expands the types of Awards available for issuance under the Plan. Except as otherwise provided in the Plan or an Award Agreement, no amendment of the Plan will materially impair a Participant’s rights under an outstanding Award without his or her written consent.
(vii)
To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 422 of the Code regarding “incentive stock options”.

(viii)
To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more outstanding Awards. Except with respect to amendments that disqualify or impair the status of an Incentive Stock Option or as otherwise provided in the Plan or an Award Agreement, no amendment of an outstanding Award will materially impair that Participant’s rights under his or her outstanding Award without his or her written consent. To be clear, unless prohibited by applicable law, the Board may amend the terms of an Award without the affected Participant’s consent if necessary (A) to maintain the qualified status of the Award as an Incentive Stock Option, (B) to clarify the manner of exemption from, or to bring the Award into compliance with, Section 409A of the Code, or (C) to comply with other applicable laws.

(ix)
Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

(x)
To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States.

(xi)
Notwithstanding the foregoing, the Board may not, except as provided in Section 9(a) relating to Capitalization Adjustments, without the approval of the stockholders of the Company, reduce the exercise price per share of outstanding Options or Stock Appreciation Rights or cancel outstanding Options or Stock Appreciation Rights in exchange for cash, other Awards or Options or Stock Appreciation Rights with an exercise price per share that is less than the exercise price per share of the original Options or Stock Appreciation Rights.

(c) Delegation to Committee. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee). Any delegation of administrative powers will be reflected in resolutions, not inconsistent with the provisions of the Plan, adopted from time to time by the Board or Committee (as applicable). The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.
(d) Delegation to an Officer or Non-Officer. To the extent permitted by applicable law, the Board or Committee may delegate any or all of its powers under the Plan to one or more Officers or one or more non-Officer employees of the Company; provided that, any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation, and the Board may at any time rescind the authority so delegated.
(e) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.
3. SHARES SUBJECT TO THE PLAN.
(a) Share Reserve. Subject to Section 9(a) relating to Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards shall consist of 1,580,681 shares of Common Stock, which is inclusive of the number of shares authorized for issuance under the 2014 Plan prior to the Amendment Date (the “Share Reserve”). For clarity, the Share Reserve in this Section 3(a) is a limitation on the number of shares of Common Stock that may be issued pursuant to the Plan. Accordingly, this Section 3(a) does not limit the granting of Stock Awards except as provided in Section 7(a). Shares may be issued in connection with a merger or acquisition as permitted by NASDAQ Listing Rule 5635(c), and such issuance will not reduce the number of shares available for issuance under the Plan.
(b) Reversion of Shares to the Share Reserve. Except as otherwise provided in this Section 3(b), if a Stock Award or any portion thereof (i) expires or otherwise terminates without all of the shares covered by such Stock Award having been issued or (ii) is settled in cash (i.e., the Participant receives cash rather than stock), such expiration, termination or settlement will not reduce (or otherwise offset) the number of shares of Common Stock that may be available for issuance under the Plan. If any shares of Common Stock issued pursuant to a Stock Award are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant, then the shares that are forfeited or repurchased will revert to and again become available for issuance under the Plan. Notwithstanding anything to the contrary contained herein, the following shares of Common Stock shall not be added to the shares of Common Stock authorized for grant under Section 3(a) and will not be available for future grants of Awards: (i) shares tendered by a Participant or withheld by the Company in payment of the exercise price of an Option or SAR; (ii) shares tendered by a Participant or withheld by the Company to satisfy any tax withholding obligation with respect to an Award; (iii) shares subject to a SAR that are not issued in connection with the stock settlement of the SAR on exercise thereof; and (iv) shares purchased on the open market with the cash proceeds from the exercise of Options. The payment of dividend equivalents in cash in conjunction with any outstanding Awards shall not be counted against the shares available for issuance under the Plan.
(c) Incentive Stock Option Limit. Subject to the provisions of Section 9(a) relating to Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options will be 1,580,681 shares of Common Stock.
(d) Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.
4. ELIGIBILITY.
(a) Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and 424(f) of the Code). Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants; provided, however, that Stock Awards may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company, as such term is defined in Rule 405 of the Securities Act, unless (i) the stock underlying such Stock Awards is treated as “service recipient stock” under Section 409A of the Code (for example, because the Stock Awards are granted pursuant to a corporate transaction such as a spin off transaction), (ii) the Company, in connection with its legal counsel, has determined that such Stock Awards are otherwise exempt from Section 409A of the Code, or (iii) the Company, in connection with its legal counsel, has determined that such Stock Awards comply with the distribution requirements of Section 409A of the Code.
(b) Ten Percent Stockholders. A Ten Percent Stockholder will not be granted an Incentive Stock Option unless the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant and the Option is not exercisable after the expiration of five years from the date of grant.
5. PROVISIONS RELATING TO OPTIONS AND STOCK APPRECIATION RIGHTS.
Each Option or SAR will be in such form and will contain such terms and conditions as the Board deems appropriate. All Options will be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, or if an Option is designated as an Incentive Stock Option but some portion or all of the Option fails to qualify as an Incentive Stock Option under the applicable rules, then the Option (or portion thereof) will be a Nonstatutory Stock Option.

The provisions of separate Options or SARs need not be identical; provided, however, that each Award Agreement will conform to (through incorporation of provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:
(a) Term. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten years from the date of its grant or such shorter period specified in the Award Agreement.
(b) Exercise Price. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will be not less than 100% of the Fair Market Value of the Common Stock subject to the Option or SAR on the date the Award is granted. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value of the Common Stock subject to the Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Section 409A and, if applicable, Section 424(a) of the Code. Each SAR will be denominated in shares of Common Stock equivalents.
(c) Purchase Price for Options. The purchase price of shares of Common Stock acquired pursuant to the exercise of an Option may be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board will have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to use a particular method of payment. The permitted methods of payment are as follows:
(i)	by cash, check, bank draft or money order payable to the Company;
(ii)
pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(iii)	by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;
(iv)
if an option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company will accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued. Shares of Common Stock will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are reduced to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or

(v)	in any other form of legal consideration that may be acceptable to the Board and specified in the applicable Award Agreement.
(d) Exercise and Payment of a SAR. To exercise any outstanding SAR, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Agreement evidencing such SAR. The appreciation distribution payable on the exercise of a SAR will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the SAR) of a number of shares of Common Stock equal to the number of Common Stock equivalents in which the Participant is vested under such SAR, and with respect to which the Participant is exercising the SAR on such date, over (B) the strike price. The appreciation distribution may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Award Agreement evidencing such SAR.

(e) Transferability of Options and SARs. The Board may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Board will determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options and SARs will apply:
(i)
Restrictions on Transfer. An Option or SAR will not be transferable except by will or by the laws of descent and distribution (or pursuant to subsections (ii) and (iii) below), and will be exercisable during the lifetime of the Participant only by the Participant. The Board may permit transfer of the Option or SAR in a manner that is not prohibited by applicable tax and securities laws. Except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration.

(ii)
Domestic Relations Orders. Subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to the terms of a domestic relations order or official marital settlement agreement. If an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

(iii)
Beneficiary Designation. Subject to the approval of the Board or a duly authorized Officer, a Participant may, by delivering written notice to the Company, in a form approved by the Company (or the designated broker), designate a third party who, on the death of the Participant, will thereafter be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. In the absence of such a designation, the executor or administrator of the Participant’s estate will be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. However, the Company may prohibit designation of a beneficiary at any time, including due to any conclusion by the Company that such designation would be inconsistent with the provisions of applicable laws.

(f) Vesting Generally. The total number of shares of Common Stock subject to an Option or SAR may vest and therefore become exercisable in periodic installments that may or may not be equal. The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of Performance Goals or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options or SARs may vary. The provisions of this Section 5(f) are subject to any Option or SAR provisions governing the minimum number of shares of Common Stock as to which an Option or SAR may be exercised.
(g) Termination of Continuous Service. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates (other than for Cause and other than upon the Participant’s death or Disability), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Award as of the date of termination of Continuous Service) within the period of time ending on the earlier of (i) the date 90 days following the termination of the Participant’s Continuous Service and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the applicable time frame, the Option or SAR will terminate.
(h) Extension of Termination Date. If the exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause and other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option or SAR will terminate on the earlier of (i) the expiration of a total period of 90 days (that need not be consecutive) after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements, and (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement. In addition, unless otherwise provided in a Participant’s Award Agreement, if the sale of any Common Stock received on exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause) would violate the Company’s insider trading policy, then the Option or SAR will terminate on the earlier of (i) the expiration of a period of months (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the sale of the Common Stock received upon exercise of the Option or SAR would not be in violation of the Company’s insider trading policy, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement.
(i) Disability of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date 12 months following such termination of Continuous Service and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the applicable time frame, the Option or SAR (as applicable) will terminate.
(j) Death of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if (i) a Participant’s Continuous Service terminates as a result of the Participant’s death, or (ii) the Participant dies within the period (if any) specified in the Award Agreement for exercisability after the termination of the Participant’s Continuous Service for a reason other than death, then the Option or SAR may be exercised (to the extent the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance or by a person designated to exercise the Option or SAR upon the Participant’s death, but only within the period ending on the earlier of (i) the date 18 months following the date of death and (ii) the expiration of the term of such Option or SAR as set forth in the Award Agreement. If, after the Participant’s death, the Option or SAR is not exercised within the applicable time frame, the Option or SAR will terminate.
(k) Termination for Cause. Except as explicitly provided otherwise in a Participant’s Award Agreement, if a Participant’s Continuous Service is terminated for Cause, the Option or SAR will terminate upon the date on which the event giving rise to the termination for Cause first occurred, and the Participant will be prohibited from exercising his or her Option or SAR from and after the date on which the event giving rise to the termination for Cause first occurred (or, if required by law, the date of termination of Continuous Service).
(l) Non-Exempt Employees. If an Option or SAR is granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, the Option or SAR will not be first exercisable for any shares of Common Stock until at least six (6) months following the date of grant of the Option or SAR (although the Award may vest prior to such date). Consistent with the provisions of the Worker Economic Opportunity Act, (i) if such non-exempt Employee dies or suffers a Disability, (ii) upon a Corporate Transaction in which such Option or SAR is not assumed, continued, or substituted, (iii) upon a Change in Control, or (iv) upon the Participant’s retirement (as such term may be defined in the Participant’s Award Agreement or in another agreement between the Participant and the Company, or, if no such definition, in accordance with the Company’s then current employment policies and guidelines), the vested portion of any Options and SARs may be exercised earlier than six months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay. To the extent permitted and/or required for compliance with the Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under any other Stock Award will be exempt from the employee’s regular rate of pay, the provisions of this Section 5(l) will apply to all Stock Awards and are hereby incorporated by reference into such Stock Award Agreements.
6. PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS AND SARS.
(a) Restricted Stock Awards. Each Restricted Stock Award Agreement will be in such form and will contain such terms and conditions as the Board will deem appropriate. To the extent consistent with the Company’s bylaws, at the Board’s election, shares of Common Stock may be (x) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse; or (y) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical. Each Restricted Stock Award

Agreement will conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:
(i)
Consideration. A Restricted Stock Award may be awarded in consideration for (A) cash, check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of legal consideration (including future services) that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii)	Vesting. Shares of Common Stock awarded under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.
(iii)
Termination of Participant’s Continuous Service. If a Participant’s Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.

(iv)
Transferability. Rights to acquire shares of Common Stock under the Restricted Stock Award Agreement will be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board will determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.

(v)
Dividends. Any dividends paid on Restricted Stock will be subject to the same vesting and forfeiture restrictions as apply to the shares subject to the Restricted Stock Award to which they relate and will not be paid to a Participant unless and until the Restricted Stock Award to which such dividends relate vests.

(b) Restricted Stock Unit Awards. Each Restricted Stock Unit Award Agreement will be in such form and will contain such terms and conditions as the Board will deem appropriate. The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical. Each Restricted Stock Unit Award Agreement will conform to (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:
(i)
Consideration. At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii)
Vesting. At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.

(iii)
Payment. A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.

(iv)
Additional Restrictions. At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.

(v)
Dividend Equivalents. Dividend equivalents may be credited in respect of shares of Common Stock covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Restricted Stock Unit Award Agreement. At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the Restricted Stock Unit Award in such manner as determined by the Board. Any additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all of the same terms and conditions of the underlying Restricted Stock Unit Award Agreement to which they relate and will not be payable to a Participant unless and until the Restricted Stock Unit Award to which such dividend equivalent relates vests.
(vi)
Termination of Participant’s Continuous Service. Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.

(c) Performance Awards.
(i)
Performance Stock Awards. A Performance Stock Award is a Stock Award that is payable (including that may be granted, vest or exercised) contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Stock Award may, but need not, require the completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Committee or the Board, in its sole discretion. In addition, to the extent permitted by applicable law and the applicable Award Agreement, the Board may determine that cash may be used in payment of Performance Stock Awards.

(ii)
Performance Cash Awards. A Performance Cash Award is a cash award that is payable contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Cash Award may also require the completion of a specified period of Continuous Service. At the time of grant of a Performance Cash Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Committee or the Board, in its sole discretion. The Board may specify the form of payment of Performance Cash Awards, which may be cash or other property, or may provide for a Participant to have the option for his or her Performance Cash Award, or such portion thereof as the Board may specify, to be paid in whole or in part in cash or other property.

(d) Other Stock Awards. Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value of the Common Stock at the time of grant) may be granted either alone or in addition to Stock Awards provided for under Section 5 and the preceding provisions of this Section 6. Subject to the provisions of the Plan, the Board will have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.
7. COVENANTS OF THE COMPANY.
(a) Availability of Shares. The Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy then-outstanding Awards.
(b) Securities Law Compliance. The Company will seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained. A Participant will not be eligible for the grant of an Award or the subsequent issuance of cash or Common Stock pursuant to the Award if such grant or issuance would be in violation of any applicable securities law.
(c) No Obligation to Notify or Minimize Taxes. The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Stock Award. Furthermore, the

Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award.
8. MISCELLANEOUS.
(a) Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Awards will constitute general funds of the Company.
(b) Corporate Action Constituting Grant of Stock Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement as a result of a clerical error in the papering of the Award Agreement, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement.
(c) Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to an Award unless and until (i) such Participant has satisfied all requirements for exercise of, or the issuance of shares under, the Award pursuant to its terms, and (ii) the issuance of the Common Stock subject to such Award has been entered into the books and records of the Company.
(d) No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or will affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.
(e) Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee) after the date of grant of any Award to the Participant, the Board has the right in its sole discretion to (x) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (y) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced.
(f) Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with the rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).
(g) Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, will be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Common Stock under the Award has been registered under a then currently effective registration statement under the Securities Act, or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.
(h) Withholding Obligations. Unless prohibited by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lesser amount as may be necessary to avoid classification of the Stock Award as a liability for financial accounting purposes); (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Award Agreement.
(i) Electronic Delivery. Any reference herein to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet.
(j) Deferrals. To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an Employee or otherwise providing services to the Company. The Board is authorized to make deferrals of Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.
(k) Compliance with Section 409A. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A of the Code, and, to the extent not so exempt, in compliance with Section 409A of the Code. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A of the Code, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six (6) months following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six (6) month period elapses, with the balance paid thereafter on the original schedule.
(l) Clawback/Recovery. All Awards granted under the Plan (including any proceeds, gains or other economic benefit actually or constructively received by a Participant upon any receipt or exercise of any Award or upon the receipt or resale of any shares underlying the Award) shall be subject to the provisions of any clawback policy implemented by the Company, including, without limitation, any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by Rule 10D-1 of the Exchange Act and any rules or regulation promulgated thereunder, or other applicable law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property.
(m) Severability. If any portion of the Plan or any action taken under it is held illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of the Plan, and the Plan will be construed and enforced as if the illegal or invalid provisions had been excluded, and the illegal or invalid action will be null and void.
9. ADJUSTMENTS UPON CHANGES IN COMMON STOCK; OTHER CORPORATE EVENTS.
(a) Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(c), and (iii) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Board will make such adjustments, and its determination will be final, binding and conclusive.
(b) Dissolution or Liquidation. Except as otherwise provided in the Stock Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service; provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.
(c) Corporate Transaction. The following provisions will apply to Stock Awards in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Stock Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of a Stock Award. In the event of a Corporate Transaction, then, notwithstanding any other provision of the Plan, the Board will take one or more of the following actions with respect to Stock Awards, contingent upon the closing or completion of the Corporate Transaction:
(i)
arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the Stock Award or to substitute a similar stock award for the Stock Award (including, but not limited to, an award to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction);

(ii)
arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to the Stock Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);

(iii)
accelerate the vesting, in whole or in part, of the Stock Award (and, if applicable, the time at which the Stock Award may be exercised) to a date prior to the effective time of such Corporate Transaction as the Board will determine (or, if the Board will not determine such a date, to the date that is five days prior to the effective date of the Corporate Transaction), with such Stock Award terminating if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction;

(iv)	arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by the Company with respect to the Stock Award;
(v)
cancel or arrange for the cancellation of the Stock Award, to the extent not vested or not exercised prior to the effective time of the Corporate Transaction, in exchange for such cash consideration, if any, as the Board, in its sole discretion, may consider appropriate; and

(vi)
make a payment, in such form as may be determined by the Board equal to the excess, if any, of (A) the value of the property the Participant would have received upon the exercise of the Stock Award immediately prior to the effective time of the Corporate Transaction, over (B) any exercise price payable by such holder in connection with such exercise.

The Board need not take the same action or actions with respect to all Stock Awards or portions thereof or with respect to all Participants.
(d) Change in Control. A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration will occur.
10. PLAN TERM; EARLIER TERMINATION OR SUSPENSION OF THE PLAN.
The Board may suspend or terminate the Plan at any time. No Incentive Stock Options may be granted after the tenth anniversary of the Amendment Date. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.
11. EFFECTIVENESS OF THE PLAN.
The Plan, as amended and restated, will become effective as of the Amendment Date, subject to approval of the Plan by the Company’s stockholders. The Plan will be submitted for the approval of the Company’s stockholders within twelve (12) months after the date this Plan, as amended and restated, is approved by the Board. In the event that the Company’s stockholders do not approve this Plan, the 2014 Plan will continue as in effect immediately prior to the evidencing such SAR.
12. CHOICE OF LAW.
The law of the State of Delaware will govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state’s conflict of laws rules.
13. DEFINITIONS. As used in the Plan, the following definitions will apply to the capitalized terms indicated below:
(a)
“Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Securities Act. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(b)	“Amendment Date” shall mean the date on which this Plan, as amended and restated, is approved by the Board, subject to approval of this Plan by the Company’s stockholders.
(c)	“Award” means a Stock Award or a Performance Cash Award.
(d)	“Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award.
(e)	“Board” means the Board of Directors of the Company.
(f)
“Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Amendment Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

(g)	“Cause” means (i) if a Participant is a party to a written employment, severance or consulting agreement with the Company or an Affiliate or an Award Agreement in which the term “cause” is defined (a “Relevant Agreement”), “Cause” as defined in the Relevant Agreement, and (ii) if no Relevant Agreement exists, the occurrence of any one or more of the following: (A) the Participant’s commission of any crime involving fraud, dishonesty or moral turpitude; (B) the Participant’s attempted commission of or participation in a fraud or act of dishonesty against the Company that results in (or might have reasonably resulted in) material harm to the business of the Company; (C) the Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or any statutory duty that the Participant owes to the Company; or (D) the Participant’s conduct that constitutes gross insubordination, incompetence or habitual neglect of duties and that results in (or might have reasonably resulted in) material harm to the business of the Company; provided, however, that the action or conduct described in clauses (ii)(C) and (D) above will constitute “Cause” only if such action or conduct continues after the Company has provided the Participant with written notice thereof and thirty (30) days to cure the same.
(h)	“Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i)
any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control will not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company; (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities; or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control will be deemed to occur;

(ii)
there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case, in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii)
there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(iv)
individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election)

of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member will, for purposes of this Plan, be considered as a member of the Incumbent Board.
For purposes of determining voting power under the term Change in Control, voting power shall be calculated by assuming the conversion of all equity securities convertible (immediately or at some future time) into shares entitled to vote, but not assuming the exercise of any warrant or right to subscribe to or purchase those shares. In addition, (A) the term Change in Control will not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company and (B) the term Change in Control will not include a change in the voting power of any one or more stockholders as a result of the conversion of any class of the Company’s securities into another class of the Company’s securities having a different number of votes per share pursuant to the conversion provisions set forth in the Company’s certificate of incorporation. If required for compliance with Section 409A of the Code, in no event will a Change in Control be deemed to have occurred if such transaction is not also a “change in the ownership or effective control of” the Company or “a change in the ownership of a substantial portion of the assets of” the Company as determined under Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder). The Board may, in its sole discretion and without a Participant’s consent, amend the definition of “Change in Control” to conform to the definition of “Change in Control” under Section 409A of the Code, and the regulations thereunder.
(i)	“Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.
(j)
“Committee” means one or more committees or subcommittees of the Board, which may include one or more members of the Board or Officers, to the extent permitted by applicable law. To the extent required to comply with the provisions of Rule 16b-3, it is intended that each member of the Committee will be, at the time the Committee takes any action with respect to an Award that is subject to Rule 16b-3, a “non-employee director” within the meaning of Rule 16b-3; however, a Committee member’s failure to qualify as a “non-employee director” within the meaning of Rule 16b-3 will not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan.

(k)	“Common Stock” means the common stock of the Company, having one vote per share.
(l)	“Company” means ContraFect Corporation, a Delaware corporation.
(m)
“Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

(n)
“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, in its sole discretion, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law. In addition, to the extent required for exemption from or compliance with Section 409A of the Code, the determination of whether there has been a termination of Continuous Service will be made, and such term will be construed, in a manner that is consistent with the definition of “separation from service” as defined under Treasury Regulation Section 1.409A-1(h) (without regard to any alternative definition thereunder).
(o)	“Corporate Transaction” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i)	the consummation of a sale or other disposition of all or substantially all, as determined by the Board, in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;
(ii)	the consummation of a sale or other disposition of at least 50% of the outstanding securities of the Company;
(iii)	the consummation of a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or
(iv)
the consummation of a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

To the extent required for compliance with Section 409A of the Code, in no event will an event be deemed a Corporate Transaction if such transaction is not also a “change in the ownership or effective control of” the Company or “a change in the ownership of a substantial portion of the assets of” the Company as determined under Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).
(p)	“Director” means a member of the Board, including a Non-Employee Director.
(q)
“Disability” means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

(r)
“Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

(s)	“Entity” means a corporation, partnership, limited liability company or other entity.
(t)	“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
(u)
“Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the IPO Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.
(v)	“Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:
(i)
If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock will be, unless otherwise determined by the Board, the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.

(ii)
Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.

(iii)	In the absence of such markets for the Common Stock, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.
(w)	“Incentive Stock Option” means an option granted pursuant to Section 5 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.
(x)
“IPO Date” means the date of the underwriting agreement between the Company and the underwriter(s) managing the initial public offering of the Common Stock, pursuant to which the Common Stock is priced for the initial public offering.

(y)
“Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(z)	“Nonstatutory Stock Option” means any option granted pursuant to Section 5 of the Plan that does not qualify as an Incentive Stock Option.
(aa)	“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.
(bb)	“Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.
(cc)
“Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement will be subject to the terms and conditions of the Plan.

(dd)	“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.
(ee)	“Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 6(d).

(ff)
“Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement will be subject to the terms and conditions of the Plan.

(gg)
“Own,” “Owned,” “Owner,” “Ownership” A person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(hh)	“Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.
(ii)	“Performance Cash Award” means an award of cash granted pursuant to the terms and conditions of Section 6(c)(ii).
(jj)
“Performance Criteria” means the one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may include, but are not limited to, any one of, or combination of, the following as determined by the Board: (i) initiation or completion of phases of clinical trials and/or studies by specified dates; (ii) patient enrollment rates, (iii) budget management; (iv) regulatory body approval with respect to products, studies and/or trials; (v) achievement of other specified regulatory milestones; (vi) completion of research projects resulting in clinical candidates; (vii) completion of patent applications or patent issuances; (viii) achievement of specified research project or intellectual property milestones; (ix) implementation or completion of corporate projects or processes; (x) stock price or stock price performance; (xi) earnings (including earnings per share and net earnings); (xii) other specified earnings-related measurements: (xiii) total stockholder return; (xiv) return on equity or average stockholder’s equity; (xv) return on assets, investment, or capital employed; (xvi) margin (including gross margin); (xvii) operating income or other specified profit measurements; (xviii) operating cash flow or cash flow per share; (xix) sales or revenue targets; (xx) increases in revenue or product revenue; (xxi) expenses and cost reduction goals; (xxii) improvement in or attainment of working capital levels; (xxiii) capital expenditures; (xxiv) economic value added (or an equivalent metric); (xxv) market share; (xxvi) debt reduction or debt levels; (xxvii) employee retention; (xxviii) workforce diversity; and (xxix) other measures of performance selected by the Board.

(kk)
“Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. The Board may make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period. Such adjustments may include one or more of the following: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of any “extraordinary items” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles; (12) to exclude the effect of any other unusual, non-recurring gain or loss or other extraordinary item; (13) to exclude the effects of the timing of acceptance for review and/or approval of submissions to the Food and Drug Administration or any other regulatory body and (14) to exclude the effects of entering into or achieving milestones involved in licensing joint ventures. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement or the written terms of a Performance Cash Award.
(ll)
“Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Stock Award or a Performance Cash Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.

(mm)	“Performance Stock Award” means a Stock Award granted under the terms and conditions of Section 6(c)(i).
(nn)	“Plan” means this ContraFect Corporation 2023 Omnibus Incentive Plan.
(oo)	“Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(a).
(pp)
“Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.

(qq)	“Restricted Stock Unit Award” means a right to receive shares of Common Stock, cash, or other form of consideration which is granted pursuant to the terms and conditions of Section 6(b).
(rr)
“Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement will be subject to the terms and conditions of the Plan.

(ss)	“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.
(tt)	“Securities Act” means the Securities Act of 1933, as amended.
(uu)	“Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 5.
(vv)
“Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement will be subject to the terms and conditions of the Plan.

(ww)
“Stock Award” means any right to receive Common Stock granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Stock Appreciation Right, a Performance Stock Award or any Other Stock Award.

(xx)
“Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement will be subject to the terms and conditions of the Plan.

(yy)
“Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.
(zz)
“Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Affiliate.

APPENDIX B
Form of Class C Common Stock Purchase Warrant
NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.
FORM OF CLASS C COMMON STOCK PURCHASE WARRANT
CONTRAFECT CORPORATION
Warrant Shares: 1,406,977	Issue Date: June 28, 2023
THIS CLASS C COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received,      or its assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date Shareholder Approval is received and effective (the “Initial Exercise Date”) and on or prior to 5:00 p.m. (New York City time) on the fifth anniversary of the Initial Exercise Date (the “Termination Date”) but not thereafter, to subscribe for and purchase from CONTRAFECT CORPORATION, a Delaware corporation (the “Company”), up to 1,406,977 shares (as subject to adjustment hereunder, the “Warrant Shares”) of Common Stock. The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).
Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Inducement Offer to Exercise Common Stock Purchase Warrants (the “Inducement Agreement”), dated June 26, 2023, among the Company and the purchasers signatory thereto.
Section 2. Exercise.
a) Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of (i) a duly executed PDF copy submitted by e-mail (or e-mail attachment) of the Notice of Exercise in the form annexed hereto (the “Notice of Exercise”) and (ii) the aggregate Exercise Price for the shares specified in the applicable Notice of Exercise by wire transfer or cashier’s check drawn on a United States bank (unless the cashless exercise or alternative cashless exercise procedure specified in Section 2(c) below is specified in the applicable Notice of Exercise). No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise be required. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation as soon as reasonably practicable of the date on which the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise within one (1) Business Day of receipt of such notice. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

b) Exercise Price. The exercise price per share of Common Stock under this Warrant shall be $1.36, subject to adjustment hereunder (the “Exercise Price”).
c) Cashless Exercise. If at the time of exercise hereof there is no effective registration statement registering, or the prospectus contained therein is not available for, the resale of the Warrant Shares by the Holder, then this Warrant may also be exercised, in whole or in part, at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:
(A) =
as applicable: (i) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise if such Notice of Exercise is (1) both executed and delivered pursuant to Section 2(a) hereof on a day that is not a Trading Day or (2) both executed and delivered pursuant to Section 2(a) hereof on a Trading Day prior to the opening of, or during and prior to the close of, “regular trading hours” (as defined in Rule 600(b) of Regulation NMS promulgated under the federal securities laws) on such Trading Day, or (ii) the VWAP on the date of the applicable Notice of Exercise if the date of such Notice of Exercise is a Trading Day and such Notice of Exercise is both executed and delivered pursuant to Section 2(a) hereof after the close of “regular trading hours” on such Trading Day;

(B) =	the Exercise Price of this Warrant, as adjusted hereunder; and
(X) =
the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

Notwithstanding anything to the contrary herein, on or after the one hundred and eighty (180) day anniversary of the Initial Exercise Date, this Warrant may also be exercised, in whole or in part, at such time by means of an “alternative cashless exercise” in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (Y)] by (A), where:
(A) =
as applicable: (i) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise if such Notice of Exercise is (1) both executed and delivered pursuant to Section 2(a) hereof on a day that is not a Trading Day or (2) both executed and delivered pursuant to Section 2(a) hereof on a Trading Day prior to the opening of, or during and prior to the close of, “regular trading hours” (as defined in Rule 600(b) of Regulation NMS promulgated under the federal securities laws) on such Trading Day, or (ii) the VWAP on the date of the applicable Notice of Exercise if the date of such Notice of Exercise is a Trading Day and such Notice of Exercise is both executed and delivered pursuant to Section 2(a) hereof after the close of “regular trading hours” on such Trading Day;

(B) =	the Exercise Price of this Warrant, as adjusted hereunder; and
(Y) =
the product of (i) the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise and (ii) 0.75.

If Warrant Shares are issued in such a cashless exercise or an alternative cashless exercise, the parties acknowledge and agree that in accordance with Section 3(a)(9) of the Securities Act, the holding period of the Warrant Shares being issued may be tacked on to the holding period of this Warrant. The Company agrees not to take any position contrary to this Section 2(c), except to the extent required by applicable law, rules or regulations.
“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if the Common Stock is not then listed or quoted for trading on a Trading Market and if prices for the Common Stock are then reported on The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (c) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Company and reasonably acceptable to the Purchasers of a majority in interest of the Securities then outstanding, the fees and expenses of which shall be paid by the Company.

d) Mechanics of Exercise.
i. Delivery of Warrant Shares Upon Exercise. The Company shall cause the Warrant Shares purchased hereunder to be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder’s or its designee’s balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and either (A) the Holder has sold the Warrant Shares pursuant to an effective registration statement registering the resale of the Warrant Shares by the Holder or (B) the Warrant Shares are eligible for resale by the Holder without volume or manner-of-sale limitations or any requirement for the Company to comply with the current public information obligations of Rule 144(c) pursuant to Rule 144 (assuming cashless exercise or alternative cashless exercise of the Warrants), and otherwise by physical delivery of a certificate, registered in the Company’s share register in the name of the Holder or its designee, for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the address specified by the Holder in the Notice of Exercise by the date that is the earliest of (i) two (2) Trading Days after the delivery to the Company of the Notice of Exercise (and receipt of the aggregate Exercise Price) and (ii) the number of Trading Days comprising the Standard Settlement Period after the delivery to the Company of the Notice of Exercise (and receipt of the aggregate Exercise Price) (such date, the “Warrant Share Delivery Date”). Upon delivery of the Notice of Exercise and receipt of payment of the aggregate Exercise Price (other than in the case of a cashless exercise or an alternative cashless exercise), the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the Warrant Shares. The Company agrees to maintain a transfer agent that is a participant in the FAST program so long as this Warrant remains outstanding and exercisable. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of the Notice of Exercise.
ii. Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.
iii. Rescission Rights. If the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares pursuant to Section 2(d)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.
iv. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.
v. Charges, Taxes and Expenses. Issuance of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that, in the event that Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Exercise and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Warrant Shares.
vi. Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

e) Holder’s Exercise Limitations. The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates (such Persons, “Attribution Parties”)), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Common Stock Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 2(e), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 2(e) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination and shall have no liability for exercises of this Warrant that are not in compliance with the Beneficial Ownership Limitation, provided this limitation of liability shall not apply if the Holder has detrimentally relied on outstanding share information provided by the Company or the Transfer Agent. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 2(e), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written request of a Holder, the Company shall within one Trading Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The Holder, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 2(e), provided that the Beneficial Ownership Limitation in no event exceeds 19.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this Warrant held by the Holder and the provisions of this Section 2(e) shall continue to apply. Any increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Company. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2(e) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

Section 3. Certain Adjustments.
a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.
b) Reserved.
c) Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 3(a) above, if at any time the Company grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, that, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).
d) Pro Rata Distributions. During such time as this Warrant is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, that, to the extent that the Holder’s right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).
e) Fundamental Transaction. If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company or any Subsidiary, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of more than 50% of the voting power of the common equity of the Company, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, merger or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires more than 50% of the voting power of the common equity of the Company (each a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitation in Section 2(e) on the exercise of this Warrant), the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation in Section 2(e) on the exercise of this Warrant). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. Notwithstanding anything to the contrary, in the event of a Fundamental Transaction, the Holder shall, at the Holder’s option, exercisable at any time concurrently with, or within 10 days after, the consummation of the Fundamental Transaction (or, if later, the date of the public announcement of the applicable Fundamental Transaction), be entitled to receive from the Company or any Successor Entity the same type or form of consideration (and in the same proportion), at the Black Scholes Value (as defined below) of the unexercised portion of this Warrant, that is being offered and paid to the holders of Common Stock of the Company in connection with the Fundamental Transaction, whether that consideration be in the form of cash, stock or any combination thereof, or whether the holders of Common Stock are given the choice to receive from among alternative forms of consideration in connection with the Fundamental Transaction; provided, further, that if holders of Common Stock of the Company are not offered or paid any consideration in such Fundamental Transaction, such holders of Common Stock will be deemed to have received common stock of the Successor Entity (which Entity may be the Company following such Fundamental Transaction) in such Fundamental Transaction. “Black Scholes Value” means the value of this Warrant based on the Black Scholes Option Pricing Model obtained from the “OV” function on Bloomberg determined as of the day of consummation of the applicable Fundamental Transaction for pricing purposes and reflecting (A) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the time between the date of the public announcement of the applicable contemplated Fundamental Transaction and the Termination Date, (B) an expected volatility equal to the 100 day volatility obtained from the HVT function on Bloomberg (determined utilizing a 365-day annualization factor) as of the Trading Day immediately following the public announcement of the applicable contemplated Fundamental Transaction, (C) the underlying price per share used in such calculation shall be the sum of the price per share being offered in cash, if any, plus the value of any non-cash consideration, if any, being offered in such Fundamental Transaction, (D) a remaining option time equal to the time between the date of the public announcement of the applicable contemplated Fundamental Transaction and the Termination Date and (E) a zero cost of borrow. The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Warrant and the other Transaction Documents in accordance with the provisions of this Section 3(e) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein.
f) Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.
g) Notice to Holder.
i. Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly deliver to the Holder by email a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.
ii. Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company (or any of its Subsidiaries) is a party, any sale or transfer of all or substantially all of its assets, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be delivered by email to the Holder at its last email address as it shall appear upon the Warrant Register of the Company, at least three calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice.

h) Voluntary Adjustment By Company. Subject to the rules and regulations of the Trading Market on which the Common Stock is then listed, the Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the board of directors of the Company.
Section 4. Transfer of Warrant.
a) Transferability. Subject to compliance with any applicable securities laws and the conditions set forth in Section 4(d) hereof and to the provisions of Inducement Agreement, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company unless the Holder has assigned this Warrant in full, in which case, the Holder shall surrender this Warrant to the Company on the date on which the Holder delivers an assignment form to the Company assigning this Warrant in full. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.
b) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the issue date and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.
c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.
d) Transfer Restrictions. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be either (i) registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws or (ii) eligible for resale without volume or manner-of-sale restrictions or current public information requirements pursuant to Rule 144, the Company may require, as a condition of allowing such transfer, that the Holder or transferee of this Warrant, as the case may be, comply with the provisions of the Inducement Agreement.
e) Representation by the Holder. The Holder, by the acceptance hereof, represents and warrants that it is acquiring this Warrant and, upon any exercise hereof, will acquire the Warrant Shares issuable upon such exercise, for its own account and not with a view to or for distributing or reselling such Warrant Shares or any part thereof in violation of the Securities Act or any applicable state securities law, except pursuant to sales registered or exempted under the Securities Act.
Section 5. Miscellaneous.
a) No Rights as Stockholder Until Exercise; No Settlement in Cash. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(d)(i). Without limiting any rights of a Holder to receive Warrant Shares on a “cashless exercise” or an “alternative cashless exercise” pursuant to Section 2(c), in no event shall the Company be required to net cash settle an exercise of this Warrant.

b) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.
c) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.
d) Authorized Shares.
The Company covenants that, following the Initial Exercise Date and during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of issuing the necessary Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).
Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.
Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.
e) Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Inducement Agreement.
f) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, and the Holder does not utilize cashless exercise or alternative cashless exercise, will have restrictions upon resale imposed by state and federal securities laws.
g) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies. Without limiting any other provision of this Warrant or the Inducement Agreement, if the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.
h) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Inducement Agreement.
i) Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.
j) Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.
k) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.
l) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.
m) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.
n) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.
********************
(Signature Page Follows)

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.
CONTRAFECT CORPORATION
By:
Name:
Title:

NOTICE OF EXERCISE
To: CONTRAFECT CORPORATION
(1) The undersigned hereby elects to purchase      Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.
(2) Payment shall take the form of (check applicable box):
☐	in lawful money of the United States;
☐
if permitted the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c); or

☐
if permitted the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the alternative cashless exercise procedure set forth in subsection 2(c).

(3) Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

The Warrant Shares shall be delivered to the following DWAC Account Number:

(4) Accredited Investor. The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.
[SIGNATURE OF HOLDER]
Name of Investing Entity
Signature of Authorized Signatory of Investing Entity:
Name of Authorized Signatory:
Title of Authorized Signatory:
Date:

EXHIBIT B
ASSIGNMENT FORM
(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)
FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to
Name:
(Please Print)
Address:
Phone Number:	(Please Print)
Email Address:

Dated:	,
Holder’s Signature:
Holder’s Address:

APPENDIX C
Form of Class D Common Stock Purchase Warrant
NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.
FORM OF CLASS D COMMON STOCK PURCHASE WARRANT
CONTRAFECT CORPORATION
Warrant Shares: 5,627,906	Issue Date: June 28, 2023
THIS CLASS D COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received,        or its assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date Shareholder Approval is received and effective (the “Initial Exercise Date”) and on or prior to 5:00 p.m. (New York City time) on the fifth anniversary of the Initial Exercise Date (the “Termination Date”) but not thereafter, to subscribe for and purchase from CONTRAFECT CORPORATION, a Delaware corporation (the “Company”), up to 5,627,906 shares (as subject to adjustment hereunder, the “Warrant Shares”) of Common Stock. The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).
Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Inducement Offer to Exercise Common Stock Purchase Warrants (the “Inducement Agreement”), dated June 26, 2023, among the Company and the purchasers signatory thereto.
Section 2. Exercise.
a) Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of (i) a duly executed PDF copy submitted by e-mail (or e-mail attachment) of the Notice of Exercise in the form annexed hereto (the “Notice of Exercise”) and (ii) the aggregate Exercise Price for the shares specified in the applicable Notice of Exercise by wire transfer or cashier’s check drawn on a United States bank (unless the cashless exercise procedure specified in Section 2(c) below is specified in the applicable Notice of Exercise). No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise be required. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation as soon as reasonably practicable of the date on which the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise within one (1) Business Day of receipt of such notice. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

b) Exercise Price. The exercise price per share of Common Stock under this Warrant shall be $1.36, subject to adjustment hereunder (the “Exercise Price”).
c) Cashless Exercise. If at the time of exercise hereof there is no effective registration statement registering, or the prospectus contained therein is not available for, the resale of the Warrant Shares by the Holder, then this Warrant may also be exercised, in whole or in part, at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:
(A) =
as applicable: (i) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise if such Notice of Exercise is (1) both executed and delivered pursuant to Section 2(a) hereof on a day that is not a Trading Day or (2) both executed and delivered pursuant to Section 2(a) hereof on a Trading Day prior to the opening of, or during and prior to the close of, “regular trading hours” (as defined in Rule 600(b) of Regulation NMS promulgated under the federal securities laws) on such Trading Day, or (ii) the VWAP on the date of the applicable Notice of Exercise if the date of such Notice of Exercise is a Trading Day and such Notice of Exercise is both executed and delivered pursuant to Section 2(a) hereof after the close of “regular trading hours” on such Trading Day;

(B) =	the Exercise Price of this Warrant, as adjusted hereunder; and
(X) =
the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

If Warrant Shares are issued in such a cashless exercise, the parties acknowledge and agree that in accordance with Section 3(a)(9) of the Securities Act, the holding period of the Warrant Shares being issued may be tacked on to the holding period of this Warrant. The Company agrees not to take any position contrary to this Section 2(c), except to the extent required by applicable law, rules or regulations.
“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if the Common Stock is not then listed or quoted for trading on a Trading Market and if prices for the Common Stock are then reported on The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (c) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Company and reasonably acceptable to the Purchasers of a majority in interest of the Securities then outstanding, the fees and expenses of which shall be paid by the Company.
d) Mechanics of Exercise.
i. Delivery of Warrant Shares Upon Exercise. The Company shall cause the Warrant Shares purchased hereunder to be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder’s or its designee’s balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and either (A) the Holder has sold the Warrant Shares pursuant to an effective registration statement registering the resale of the Warrant Shares by the Holder or (B) the Warrant Shares are eligible for resale by the Holder without volume or manner-of-sale limitations or any requirement for the Company to comply with the current public information obligations of Rule 144(c) pursuant to Rule 144 (assuming cashless exercise of the Warrants), and otherwise by physical delivery of a certificate, registered in the Company’s share register in the name of the Holder or its designee, for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the address specified by the Holder in the Notice of Exercise by the date that is the earliest of (i) two (2) Trading Days after the delivery to the Company of the Notice of Exercise (and receipt of the aggregate Exercise Price) and (ii) the number of Trading Days comprising the Standard Settlement Period after the delivery to the Company of the Notice of Exercise (and receipt of the aggregate Exercise Price) (such date, the “Warrant Share Delivery Date”). Upon delivery of the Notice of Exercise and receipt of payment of the aggregate Exercise Price (other than in the case of a cashless exercise), the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the Warrant Shares. The Company agrees to maintain a transfer agent that is a participant in the FAST program so long as this Warrant remains outstanding and exercisable. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of the Notice of Exercise.
ii. Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.
iii. Rescission Rights. If the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares pursuant to Section 2(d)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.
iv. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.
v. Charges, Taxes and Expenses. Issuance of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that, in the event that Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Exercise and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Warrant Shares.
vi. Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.
e) Holder’s Exercise Limitations. The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates (such Persons, “Attribution Parties”)), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Common Stock Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 2(e), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 2(e) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination and shall have no liability for exercises of this Warrant that are not in compliance with the Beneficial Ownership Limitation, provided this limitation of liability shall not apply if the Holder has detrimentally relied on outstanding share information provided by the Company or the Transfer Agent. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 2(e), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written request of a Holder, the Company shall within one Trading Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The Holder, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 2(e), provided that the Beneficial Ownership Limitation in no event exceeds 19.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this Warrant held by the Holder and the provisions of this Section 2(e) shall continue to apply. Any increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Company. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2(e) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.
Section 3. Certain Adjustments.
a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.
b) Subsequent Equity Sales. If the Company, at any time from the Initial Exercise Date until the 18-month anniversary of the Initial Exercise Date, while this Warrant is outstanding, shall sell, enter into an agreement to sell or grant any option to purchase, or sell or grant any right to reprice, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition) any Common Stock or Common Stock Equivalents, at an “effective price per share” less than the Exercise Price then in effect (such lower price, the “Base Share Price” and such issuances collectively, a “Dilutive Issuance”), then simultaneously with the consummation (or, if earlier, the announcement) of each Dilutive Issuance the Exercise Price shall be reduced and only reduced to equal the Base Share Price, provided that the Base Share Price shall not be less than $0.3625 (subject to adjustment for reverse and forward stock splits, recapitalizations and similar transactions following the date of the Inducement Agreement). For purposes of the foregoing sentence, the “effective price per share” for the issuance of any Common Stock Equivalent that is an Option or Convertible Security shall be equal to (1) the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the granting, issuance or sale (or pursuant to the agreement to grant, issue or sell, as applicable) of such Option or Convertible Securities, upon exercise of such Option or upon conversion or exchange of any Convertible Security, and, in the case of an Option to purchase a Convertible Security, upon the conversion or exchange of any Convertible Security issuable upon exercise of such Option or otherwise pursuant to the terms thereof, minus (2) the sum of all amounts paid or payable to the holder of such Option or Convertible Security (or any other Person) upon the granting, issuance or sale (or the agreement to grant, issue or sell, as applicable) such Option, upon exercise of such Option and upon conversion or exchange of any Convertible Security and, in the case of an Option to purchase a Convertible Security, upon the conversion or exchange of any Convertible Security issuable upon exercise of such Option or otherwise pursuant to the terms thereof plus the value of any other consideration received or receivable by, or benefit conferred on, the holder of such Option (or any other Person). Except as contemplated below, no further adjustment of the Exercise Price shall be made upon the actual issuance of such shares of Common Stock or of such Convertible Securities upon the exercise of such Options or otherwise pursuant to the terms of or upon the actual issuance of such shares of Common Stock upon conversion or exchange of such Convertible Securities. If the purchase or exercise price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exercisable or exchangeable for Common Stock increases or decreases at any time (other than proportional changes in conversion or exercise prices, as applicable, in connection with an event referred to in Section 3(a)), the Exercise Price in effect at the time of such increase or decrease shall be adjusted to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities provided for such increased or decreased purchase price, additional consideration or increased or decreased conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of this Section 3(b), if the terms of any Option or Convertible Security that was outstanding as of the Issue Date are increased or decreased in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such increase or decrease. No adjustment pursuant to this Section 3(b) shall be made if such adjustment would result in an increase of the Exercise Price then in effect. Notwithstanding the foregoing, no adjustments shall be made, paid or issued under this Section 3(b) in respect of an Exempt Issuance (as defined below). The Company shall notify the Holder, in writing, no later than the Trading Day following the issuance or deemed issuance of any Common Stock or Common Stock Equivalents subject to this Section 3(b), indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms (such notice, the “Dilutive Issuance Notice”). For purposes of clarification, whether or not the Company provides a Dilutive Issuance Notice pursuant to this Section 3(b), upon the occurrence of any Dilutive Issuance, the Holder is entitled to receive a number of Warrant Shares based upon the Base Share Price regardless of whether the Holder accurately refers to the Base Share Price in the Notice of Exercise.
For purposes hereof:
(I) “Exempt Issuance” means the issuance of (a) shares of Common Stock or options to employees, officers, consultants or directors of the Company pursuant to any stock or option plan duly adopted for such purpose, by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose for services rendered to the Company, (b) securities upon the exercise or exchange of or conversion of any securities issued together with this Warrant, and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the Issue Date, provided that such securities have not been amended since the Issue Date to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities (other than in connection with stock splits or combinations), and (c) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided that any such issuance shall only be to a Person (or to the equityholders of a Person) which is, itself or through its subsidiaries, an operating company or charitable organization or an owner of an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.
(II) “Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.
(III) “Convertible Securities” means any stock or other security (other than Options) that is at any time and under any circumstances, directly or indirectly, convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any shares of Common Stock.
c) Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 3(a) above, if at any time the Company grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, that, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).
d) Pro Rata Distributions. During such time as this Warrant is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, that, to the extent that the Holder’s right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).
e) Fundamental Transaction. If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company or any Subsidiary, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of more than 50% of the voting power of the common equity of the Company, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, merger or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires more than 50% of the voting power of the common equity of the Company (each a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitation in Section 2(e) on the exercise of this Warrant), the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation in Section 2(e) on the exercise of this Warrant). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. Notwithstanding anything to the contrary, in the event of a Fundamental Transaction, the Holder shall, at the Holder’s option, exercisable at any time concurrently with, or within 10 days after, the consummation of the Fundamental Transaction (or, if later, the date of the public announcement of the applicable Fundamental Transaction), be entitled to receive from the Company or any Successor Entity the same type or form of consideration (and in the same proportion), at the Black Scholes Value (as defined below) of the unexercised portion of this Warrant, that is being offered and paid to the holders of Common Stock of the Company in connection with the Fundamental Transaction, whether that consideration be in the form of cash, stock or any combination thereof, or whether the holders of Common Stock are given the choice to receive from among alternative forms of consideration in connection with the Fundamental Transaction; provided, further, that if holders of Common Stock of the Company are not offered or paid any consideration in such Fundamental Transaction, such holders of Common Stock will be deemed to have received common stock of the Successor Entity (which Entity may be the Company following such Fundamental Transaction) in such Fundamental Transaction. “Black Scholes Value” means the value of this Warrant based on the Black Scholes Option Pricing Model obtained from the “OV” function on Bloomberg determined as of the day of consummation of the applicable Fundamental Transaction for pricing purposes and reflecting (A) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the time between the date of the public announcement of the applicable contemplated Fundamental Transaction and the Termination Date, (B) an expected volatility equal to the 100 day volatility obtained from the HVT function on Bloomberg (determined utilizing a 365-day annualization factor) as of the Trading Day immediately following the public announcement of the applicable contemplated Fundamental Transaction, (C) the underlying price per share used in such calculation shall be the sum of the price per share being offered in cash, if any, plus the value of any non-cash consideration, if any, being offered in such Fundamental Transaction, (D) a remaining option time equal to the time between the date of the public announcement of the applicable contemplated Fundamental Transaction and the Termination Date and (E) a zero cost of borrow. The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Warrant and the other Transaction Documents in accordance with the provisions of this Section 3(e) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein.
f) Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.
g) Notice to Holder.
i. Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly deliver to the Holder by email a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.
ii. Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company (or any of its Subsidiaries) is a party, any sale or transfer of all or substantially all of its assets, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be delivered by email to the Holder at its last email address as it shall appear upon the Warrant Register of the Company, at least three calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice.
h) Voluntary Adjustment By Company. Subject to the rules and regulations of the Trading Market on which the Common Stock is then listed, the Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the board of directors of the Company.

Section 4. Transfer of Warrant.
a) Transferability. Subject to compliance with any applicable securities laws and the conditions set forth in Section 4(d) hereof and to the provisions of Inducement Agreement, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company unless the Holder has assigned this Warrant in full, in which case, the Holder shall surrender this Warrant to the Company on the date on which the Holder delivers an assignment form to the Company assigning this Warrant in full. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.
b) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the issue date and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.
c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.
d) Transfer Restrictions. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be either (i) registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws or (ii) eligible for resale without volume or manner-of-sale restrictions or current public information requirements pursuant to Rule 144, the Company may require, as a condition of allowing such transfer, that the Holder or transferee of this Warrant, as the case may be, comply with the provisions of the Inducement Agreement.
e) Representation by the Holder. The Holder, by the acceptance hereof, represents and warrants that it is acquiring this Warrant and, upon any exercise hereof, will acquire the Warrant Shares issuable upon such exercise, for its own account and not with a view to or for distributing or reselling such Warrant Shares or any part thereof in violation of the Securities Act or any applicable state securities law, except pursuant to sales registered or exempted under the Securities Act.
Section 5. Miscellaneous.
a) No Rights as Stockholder Until Exercise; No Settlement in Cash. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(d)(i). Without limiting any rights of a Holder to receive Warrant Shares on a “cashless exercise” pursuant to Section 2(c), in no event shall the Company be required to net cash settle an exercise of this Warrant.
b) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.
c) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.
d) Authorized Shares.
The Company covenants that, following the Initial Exercise Date and during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of issuing the necessary Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).
Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.
Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.
e) Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Inducement Agreement.
f) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, and the Holder does not utilize cashless exercise, will have restrictions upon resale imposed by state and federal securities laws.
g) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies. Without limiting any other provision of this Warrant or the Inducement Agreement, if the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

h) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Inducement Agreement.
i) Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.
j) Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.
k) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.
l) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.
m) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.
n) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.
********************
(Signature Page Follows)

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.
CONTRAFECT CORPORATION
By:
Name:
Title:

NOTICE OF EXERCISE
To: CONTRAFECT CORPORATION
(1) The undersigned hereby elects to purchase      Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.
(2) Payment shall take the form of (check applicable box):
☐	in lawful money of the United States;
☐
if permitted the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

(3) Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

The Warrant Shares shall be delivered to the following DWAC Account Number:

(4) Accredited Investor. The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.
[SIGNATURE OF HOLDER]
Name of Investing Entity
Signature of Authorized Signatory of Investing Entity:
Name of Authorized Signatory:
Title of Authorized Signatory:
Date:

EXHIBIT B
ASSIGNMENT FORM
(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)
FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to
Name:
(Please Print)
Address:
Phone Number:	(Please Print)
Email Address:

Dated:	,
Holder’s Signature:
Holder’s Address:

SCAN TO
VIEW MATERIALS & VOTE

CONTRAFECT CORPORATION
28 WELLS AVENUE, 3RD FLOOR
YONKERS, NY 10701

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on October 22, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/CFRX2023SM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on October 22, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V23557-S74123

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CONTRAFECT CORPORATION

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

V23558-S74123

CONTRAFECT CORPORATION

Proxy Solicited on Behalf of the Board of Directors of

the Company for the Special Meeting of Stockholders on October 23, 2023

The undersigned hereby appoints Natalie Bogdanos, General Counsel and Corporate Secretary, and Michael Messinger, Chief Financial Officer (each, a "Proxy" and together, the "Proxies"), and each of them, with full power of substitution, as Proxies to vote all the shares of common stock that the undersigned would be entitled to vote if present at the Special Meeting of Stockholders of ContraFect Corporation to be held at www.virtualshareholdermeeting.com/CFRX2023SM on October 23, 2023 at 9:00 A.M. EDT and at any continuation, postponement or adjournment thereof, as designated on the reverse side of this card. In their discretion, the Proxies are authorized to vote on any matter that the Board of Directors did not know would be presented at the Special Meeting by a reasonable time before the proxy solicitation was made and on such other business as may properly come before the Special Meeting or at any adjournments, continuations, or postponements thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no such direction is made, this proxy will be voted "FOR" Proposals 1, 2 and 3.

(Continued and to be signed on the reverse side.)